As filed with the Securities and Exchange Commission on April 29, 2008

                         File Nos. 33-40819 and 811-8507

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 16

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 17

                              IRONWOOD SERIES TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                  David Faherty
                          Citi Fund Services Ohio, Inc.
                          100 Summer Street, Suite 1500
                           Boston, Massachusetts 02110

                                   Copies to:

                            Allison R. Beakley, Esq.
                                   DECHERT LLP
                        200 Clarendon Street, 27th Floor
                           Boston, Massachusetts 02116

--------------------------------------------------------------------------------

It is proposed that this filing become effective:

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2008 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on ______ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on ______ pursuant to paragraph (a)(2)

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Ironwood/Isabelle Small Company Stock Fund (Investment and Institutional Classes).

{LOGO}  IRONWOOD FUNDS



IRONWOOD SERIES TRUST

IRONWOOD ISABELLE
SMALL COMPANY STOCK FUND


                            INVESTMENT SHARES
                            SYMBOL: IZZYX
                            INSTITUTIONAL SHARES
                            SYMBOL: IZZIX

                            WWW.IRONWOODFUNDS.COM

                            -----------------------------------------
                            PROSPECTUS
                            MAY 1, 2008





                            -----------------------------------------
                            The Securities and Exchange Commission
                            has not approved or disapproved these
                            securities or determined if this
                            prospectus is truthful or complete. Any
                            representation to the contrary is a
                            criminal offense.

TABLE OF CONTENTS

Information About the Fund ................................................    1
  Investment Objective and Philosophy .....................................    1
  Principal Investment Strategies .........................................    1
  Principal Risks .........................................................    3
  Past Performance ........................................................    4
  Fees and Expenses .......................................................    6
  Understanding Expenses ..................................................    7
The Fund's Management .....................................................    7
  Portfolio Management ....................................................    8
  Portfolio Turnover ......................................................    9
Information About Your Account ............................................    9
  Purchasing Shares .......................................................   10
  Account Requirements ....................................................   14
  Determining Share Price .................................................   14
  Canceled or Failed Payments .............................................   15
  Selling Shares ..........................................................   15
Distributions and Taxes ...................................................   18
  Distributions ...........................................................   18
  Tax Considerations ......................................................   18
  Tax Consequences ........................................................   18
Financial Highlights ......................................................   20



WHY YOU SHOULD READ THIS PROSPECTUS

Reading the prospectus will help you to decide whether the Ironwood Isabelle Small Company Stock Fund is the right investment for you. It allows you to compare the fund's objective, principal investment strategies, principal risks and performance with other mutual funds. The fund invests in the common stock of small companies that are believed to have the potential for substantial appreciation over time. It is designed for long-term investors who are able to tolerate the volatility that exists with investing in small company stocks. Please keep this Prospectus for future reference.

INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PHILOSOPHY
      The fund seeks capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.

PRINCIPAL INVESTMENT STRATEGIES
      Ironwood Investment Management, LLC ("Ironwood;" formerly known as Ironwood Capital Management, LLC), the fund's investment adviser, seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of small company stocks. Under normal circumstances, the fund invests at least 80% of its assets in companies that, at the time of purchase, have small market capitalizations, which, for purposes of this fund, are those companies
-------------------------------
BOTTOM-UP APPROACH TO INVESTING
refers to the analysis of
individual company information
before considering the impact
of industry and economic trends.
-------------------------------
      with market capitalizations similar to companies in the Russell 2000(R) Index.1 As of March 31, 2008, the largest company in the Russell 2000 Index had a market capitalization of $6.8 billion. Market capitalization is the stock price multiplied by the total number of shares outstanding.

      It is Ironwood's intention to be fully invested in small cap securities at all times. To maintain the fund's investment objective it will close to new investors when assets reach $500 million.

      Using a bottom-up approach with fundamental analysis, Ironwood analyzes a company's recent valuation, price/earnings ratio and tangible assets, such as cash, real estate and equipment, to determine whether it presents the best value in terms of current price, cash flow, and current and forecasted earnings.

      Ironwood believes that this approach helps to identify companies whose market value is substantially below true economic value. These companies are often neglected, overlooked or out-of-favor in the market. As a result, their current stock prices may not reflect the companies' long-term economic value. Frequently, these companies exhibit one or more of the following traits. A company may be:
                                                 -------------------------------
                                                 FUNDAMENTAL ANALYSIS is the
                                                 analysis of company financial
                                                 statements to forecast
                                                 future price movements using
                                                 past records of assets,
                                                 earnings, sales, products,
                                                 management and markets.
                                                 -------------------------------

      --------------------------------------------------------------------------
      (1) The fund will provide shareholders with at least 60 days' prior written notice of any change in its 80% investment policy. In addition, although major changes tend to be infrequent, the fund's Board of Trustees could change the fund's investment objective without seeking shareholder approval.

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


      o emerging - the company has a new product or innovation to offer the marketplace;

      o positioned to benefit from internal changes, such as a shift in management, or external catalysts, such as a cyclical turnaround of a depressed business or industry.

      In selecting these securities, an in-depth research and analysis of each company is conducted. Ironwood looks at:

      o   potential cash flow;

      o   quality and commitment of management;

      o   overall financial strength;

      o   existing assets.

      Ironwood often conducts in-person visits or discussions with management as well.


PORTFOLIO HOLDINGS
      A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the Statement of Additional Information (SAI).
-------------------------------
VALUE INVESTING is an approach
to investing that seeks to
identify, through in-depth
research and analysis,
companies that are undervalued
in the market place - companies
whose market value is less than
their economic value. Such
companies are often out of favor
or not closely followed by
investors, but offer the
potential for substantial
appreciation over time.
-------------------------------
      Although it is unlikely, the fund may also invest its assets in other securities or engage in different investment practices, including derivatives. These securities and practices are not part of the fund's principal investment strategies, but may be used from time to time to supplement or enhance the fund's principal investment strategies in an effort to achieve the fund's investment objectives (and may not be used at all). They include convertible and debt securities, foreign securities, rights and warrants, illiquid and restricted securities, below investment-grade debt securities, commonly referred to as "junk-bonds," repurchase agreements, when-issued and delayed-delivery securities, hedging transactions, short sales against the box, lending portfolio securities and borrowing money. Investments in these securities and engaging in any of these investment practices offer certain opportunities and carry various risks. Please refer to the statement of additional information for more information on these securities and investment practices.

      Ironwood may sell a security when it achieves the clearly defined target price. A security may also be sold if any of the following occur:

      o   a disruptive change in management;

      o   the company is unable to operate under its financial burdens;

      o   the company's growth cycle fails to materialize;

2  -----------------------------------------------------------------------------

      o a company's anticipated product or technology cannot be commercialized;

      o   the investment time horizon of 2-to-3 years is exceeded.

PRINCIPAL RISKS

      There are two basic risks prevalent in all mutual funds investing in common stock: "management" and "market" risks.

      o MANAGEMENT RISK means that your investment in the fund varies with the success and failure of Ironwood's value-oriented investment strategies and Ironwood's research, analysis and determination of portfolio securities. If Ironwood's investment strategies do not produce the expected results, your investment could be diminished or even lost.

      o MARKET RISK means that the price of common stock may move down in response to general market and economic conditions, investor perception and anticipated events, weakness in a particular industry, as well as the activities of the individual company. Additionally, because the fund invests in common stocks, its share price will change daily in response to stock market movements.

   SMALL CAP STOCKS

      Because the fund invests in small companies the fund's share price may be more volatile than the share price of funds investing in larger companies. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. If small companies fall out-of-favor with the market and investors, the price of your shares may fall, causing the value of your investment in the fund to fall.

   VALUE INVESTING

      Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

   DEFENSIVE INVESTING

      For temporary defensive purposes, the fund may hold cash or invest its net assets in short-term securities including U.S. Treasury securities, high quality commercial paper and repurchase agreements. Although the fund may do this to reduce losses, these measures may adversely affect the fund's efforts to achieve its objective.

      THE FUND CANNOT ELIMINATE RISK OR ASSURE ACHIEVEMENT OF ITS OBJECTIVE. IF THE RISKS ABOVE ARE REALIZED, YOU MAY LOSE MONEY ON YOUR INVESTMENT IN THE FUND.


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


PAST PERFORMANCE

      Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. The following bar chart and performance tables provide some indication of the risks and volatility of an investment in the Investment Class Shares of the fund by showing how returns can differ from year to year and by comparing the fund's performance with that of a com-parable market index. Returns will vary between the two share classes due to differences in expenses. As with all mutual funds, performance information represents only past performance (before and after taxes) and is not an indication of future results.

                    YEAR-BY-YEAR RETURNS (INVESTMENT CLASS)

                        1999                    49.49%
                        2000                     7.73%
                        2001                     8.74%
                        2002                   -17.43%
                        2003                    41.39%
                        2004                    18.12%
                        2005                     4.81%
                        2006                    23.68%
                        2007                   -12.34%

      During the periods shown in the above chart, the highest return for a quarter was 31.84% and the lowest return for a quarter was -29.11%.

AVERAGE ANNUAL TOTAL RETURN

      The fund's average annual total return is compared with the Russell 2000 Index, an unmanaged index consisting of broad-based common stocks. The Russell 2000 Index does not reflect fund expenses, investment management fees, brokerage commissions and other expenses associated with investing in equity securities. Although the fund does not seek to match the returns of the Russell 2000 Index, this index is a good indicator of market performance and risk for small company stocks. You may not invest directly in the Russell 2000 Index and, unlike the fund, it does not incur fees or charges.

      The following table compares the fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of fund shares, for Investment Class shares of the fund, as of December 31, 2007 to the Russell 2000 Index, the Fund's primary benchmark, and to the Russell Microcap Index.

4 ------------------------------------------------------------------------------

      The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

INVESTMENT CLASS*                            1 YEAR       5 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                          -12.35%       13.67%       6.74%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -16.21%       11.26%       5.52%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -3.75%        11.99%       5.89%
   and Sale of fund Shares
--------------------------------------------------------------------------------
Index: Russell 2000 Index (reflects no       -1.57%        16.25%       6.64%
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index: Russell Microcap Index (reflects no   -8.00%        15.87%         --
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
* Investment Class shares commenced operations on March 9, 1998. The Class's total returns reflect performance based on net operating expenses. For each period above, fees were waived or expenses reimbursed. Total returns would have been lower if expenses had not been reduced.

      The following table compares the fund's average annual total return, for Institutional Class shares, as of December 31, 2007 to the Russell 2000 Index, and to the Russell Microcap Index.

INSTITUTIONAL CLASS*                         1 YEAR       5 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------
Return Before Taxes                          -12.11%       14.06%      7.10%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -15.82%       11.72%      5.91%
--------------------------------------------------------------------------------
Return After Taxes on Distributions          -3.78%        12.33%      6.22%
  and Sale of fund Shares
--------------------------------------------------------------------------------
Index: Russell 2000 Index (reflects no       -1.57%        16.25%      6.29%
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index: Russell Microcap Index (reflects no   -8.00%        15.87%       --
  deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------

 *Institutional Class shares commenced operations on March 27, 1998. The Class's total return reflects performance based on net operating expenses. For each period above, fees were waived or expenses reimbursed. Total returns would have been lower if expenses had not been reduced.

      After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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

FEES AND EXPENSES

      The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, or selling shares of either class of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund class's assets and are factored into the class's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES                                IRONWOOD ISABELLE SMALL
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          COMPANY STOCK FUND
--------------------------------------------------------------------------------
                                                INVESTMENT    INSTITUTIONAL
                                                 SHARES          SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                       None            None
Imposed on Purchases (as a percentage
of the offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge                     None            None
(Load) Imposed on Redemptions
(as a percentage of sales price)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            None            None
Reinvested Distributions
--------------------------------------------------------------------------------
Redemption Fee                                    2.00%*          2.00%*
(as a percentage of amount redeemed)
--------------------------------------------------------------------------------


                                                INVESTMENT      INSTITUTIONAL
                                                  SHARES           SHARES
--------------------------------------------------------------------------------
Management Fees                                      1.00%         1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                            0.25%          None
--------------------------------------------------------------------------------
Other Expenses                                       0.89%         1.28%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                 2.14%         2.28%
--------------------------------------------------------------------------------
Fees Waived                                         (0.19)%       (0.58)%
--------------------------------------------------------------------------------
NET EXPENSES*                                        1.95%         1.70%
--------------------------------------------------------------------------------

* Shares redeemed within 30 days of purchase will be charged a fee of 2.00% of the current NAV of the shares redeemed, subject to limited exceptions. See "Selling Shares - Redemption Fee" for additional information.

      The fund's service providers may voluntarily waive or reimburse certain fees, as they may determine, from time to time. Certain fund expenses may also be reduced through directed brokerage arrangements. Voluntary fee waivers may be reduced or eliminated at any time.

      In addition, under a written Investment Advisory Agreement ("Agreement") between Ironwood and the fund, Ironwood is obligated for as long as the Agreement remains in effect, to limit total fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for Investment Shares and 1.70% of the average daily net assets annually for Institutional Shares, and to waive such fees and expenses to the extent they exceed these amounts. Contractual waivers may be changed or eliminated at any time with the consent of the Board of Trustees.

      The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the fund's Financial Highlights table, which reflects the operating expenses of the fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the fund as a result of investment in certain pooled investment vehicles, such as mutual funds.


6  -----------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:
                                                     ---------------------------
                                                     UNDERSTANDING EXPENSES
                                                     Operating expenses are
                                                     paid directly by the
                                                     fund out of its own assets.
                                                     As a result, you pay for
                                                     them indirectly, as they
                                                     reduce the fund's return.
                                                     The higher the fund's
                                                     expenses are, the lower
                                                     its return. Fund expenses
                                                     include management fees,
                                                     12b-1 fees (with respect
                                                     to the Investment Shares),
                                                     and administrative
                                                     costs such as shareholder
                                                     recordkeeping and reports,
                                                     accounting services and
                                                     custody fees.
                                                     ---------------------------
      o   $10,000 initial investment;

      o   5% total return on your investment each year;

      o   total and net annual fund operating expenses remain the same;

      o   redemption at the end of each time period;

      o   reinvestment of all dividends and distributions.

      You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:

EXAMPLE COSTS
                            1 YEAR        3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Investment Shares           $  198        $  652        $1,132        $2,457
--------------------------------------------------------------------------------
Institutional Shares        $  173        $  657        $1,167        $2,572
--------------------------------------------------------------------------------



THE FUND'S MANAGEMENT
--------------------------------------------------------------------------------

      Ironwood, the fund's manager, is located at 21 Custom House Street, Suite 240, Boston, MA 02110 and was formed in August 1997. Ironwood has provided investment advisory and management services to clients since 1998. Ironwood currently manages assets for the fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors. Ironwood is a subsidiary of MB Investment Partners & Associates, LLC ("MBA").

      On February 15, 2008, Warren J. Isabelle, a Managing Director of Ironwood and the portfolio manager of the Fund, and Donald Collins, a Managing Director and portfolio manager of Ironwood Investment Management, LLC ("Ironwood"), entered into an agreement with Ironwood's corporate parent and sole owner, MBA, for the purchase of a

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

---------------------------
PORTFOLIO MANAGEMENT
Warren Isabelle, Chief
Investment Officer of
Ironwood since its
inception, is the
fund's portfolio
manager. Until January
1997, Mr. Isabelle
was Senior Vice
President and head
of Domestic Equity
Management for Pioneer
Mutual Funds, and the
portfolio manager of
Pioneer Capital Growth
Fund (from July 1990
through January 1997)
and Pioneer Small Company
Fund (from November
1995 through January
1997). From February
1997 through May 1997,
Mr. Isabelle
was Senior Vice
President and Chief
Investment Officer of
Equities at Keystone
Investment Management
Company.
---------------------------

      majority interest in Ironwood from MBA (the "Transaction"). Following the Transaction, MBA will retain a minority ownership interest in Ironwood.

      It is anticipated that the Transaction will close prior to the end of June 2008. The consummation of the Transaction will result in a change in control of Ironwood and an assignment and automatic termination of the Advisory Agreement between Ironwood and the Trust pursuant to the terms of that Agreement. The Board of Trustees of the Trust called a meeting to consider the continuation of the Advisory Agreement through the date of the transaction, the approval of an Interim Investment Advisory Agreement between the Trust and Ironwood (the "Interim Agreement") to become effective upon the closing of the Transaction, and various items relating to a meeting of the Fund's shareholders to consider a new Investment Advisory Agreement between the Trust and Ironwood.

      A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and Interim Agreement between the Trust, on behalf of the fund, and Ironwood will be included in the fund's semi-annual report for the period ended June 30, 2008. A discussion summarizing the basis on which the Board's previously approved the Advisory Agreement is included in the fund's annual report for the period ended December 31, 2005.

      Subject to the general oversight of the board, Ironwood supervises the fund's investment activities and determines which securities are purchased or sold by the fund, and Ironwood is responsible for all expenses related to its services in managing the fund. Ironwood received an annual fee of 1.00% of the fund's average daily net assets for the fiscal year ended December 31, 2007. This fee is computed daily and paid monthly.

      The fund and Ironwood have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, directors and advisory personnel's fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the fund's or Ironwood's code of ethics, including Ironwood investment personnel, may invest in securities for their own investment accounts, including, subject to certain conditions, securities that may be purchased or held by the fund.

8 ------------------------------------------------------------------------------

      The fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

PORTFOLIO TURNOVER

      Although the fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. Significant portfolio turnover could increase expenses the fund incurs for securities trading, as well as increase the likelihood that the fund will have more short-term capital gain from investment income, which is not taxed at a preferred rate. Increased expenses and taxes could adversely affect the fund's overall performance, as they reduce the fund's return. For the fiscal year ended December 31, 2007 the Fund's portfolio turnover rate was 42.76%.
      See "Fees and Expenses."

INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

      This fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value ("NAV") without paying a sales charge. However, you may be charged a fee or have different investment minimums, if you buy or sell shares through a securities dealer, bank or financial institution, or if your sales are subject to the Fund's redemption fee.

   TRANSACTIONS THROUGH THIRD PARTIES

      If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of each fund class. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling fund shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

      Ironwood, the fund or any of its agents (if approved by the fund's Board of Trustees) may enter into arrangements with a financial institution under which such entity, may, at its own expense, pay the financial institution a fee for providing distribution related services and/or for performing certain administrative functions (such as sub-transfer agency, recordkeeping or shareholder communication services) for the benefit of fund shareholders. These payments may create an incentive for such financial institutions to recommend that you purchase fund shares.

      Financial institutions may also be appointed as agents for or authorized by the fund to accept on its behalf purchase and redemption requests


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

      that are received in good order from their clients. Certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the fund. Your order will be priced at the fund's NAV next calculated after the financial institution receives your order so long as the financial institution transmits such order to the fund consistent with this prospectus or the financial institution's contractual arrangements with the fund.

PURCHASING SHARES

   OPENING AN ACCOUNT

      You may purchase fund shares by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The check must be made payable on its face to "Ironwood Series Trust." Absent the granting of an exception consistent with the Trust's Anti-Money Laundering Compliance Program, the fund does not accept purchases made by a third party check, purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check).

      The fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. This may take as long as 14 days. A $20 charge may be imposed on any returned checks. The fund will accept only a new account application that reflects a mailing address located within the United States ("U.S.") or its territories or a U.S. military address and reports a valid taxpayer identification number.

   SHARE CLASSES

      The fund offers two classes of shares: Investment Shares and Institutional Shares. Institutional Shares are offered to investors that make a $500,000 minimum investment.

                           TO OPEN             MINIMUM          MINIMUM
SHARE CLASS                AN ACCOUNT          ADDITION         BALANCE
--------------------------------------------------------------------------------
Investment Shares           $  1,000           $    100         $  1,000
--------------------------------------------------------------------------------
  IRAs                      $  1,000           $    100         $  1,000
--------------------------------------------------------------------------------
  AIP                       $  1,000           $    100         $  1,200
--------------------------------------------------------------------------------
Institutional Shares        $500,000           $ 50,000         $250,000
--------------------------------------------------------------------------------

      The fund may waive account minimums if it is economically feasible and in the best interests of the fund's shareholders. The fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

10 -----------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM

      Customer identification and verification are part of the fund's overall obligation to deter money laundering under Federal law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
      (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If an account is closed at the request of governmental or law enforcement authority, the shareholder may not receive proceeds of the redemption if the fund is required to withhold such proceeds.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open an account, the fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you.

      If you do not supply the required information, the fund will attempt to contact you or, if applicable, your broker. If the fund cannot obtain the required information within a timeframe established in the fund's sole discretion, your application will be rejected.

      Your transaction will normally be accepted and processed at the NAV next calculated after receipt of your transaction in proper form. Your transaction is considered to be in proper form when your application and other required documentation (e.g. signature guarantees and corporate resolutions, as applicable) is complete, inclusive of all required data, and, if paying by check, the check is signed by the shareholder, dated, payable to the fund, and includes the written amount of the check. If your application is accepted, the fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

      The fund will try to verify your identity within a timeframe established

----------------------------------------------------------------------------- 11
      in the fund's sole discretion. If the fund cannot do so, the fund reserves the right to close your account at the NAV next calculated after the fund decides to close your account and to remit proceeds to you via check, but only if your account opening check clears through your bank. If your account is closed, you may be subject to a gain or loss on fund shares, may be subject to the fund's redemption fee and will be subject to any related taxes.

LIMITATIONS ON PURCHASES AND MARKET TIMING

      The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. It is the fund's policy to discourage short-term trading. Frequent trading in the fund, such as by traders seeking short-term profits from market momentum and other timing strategies, may interfere with the management of the fund's portfolio and result in increased administrative and brokerage costs and potential dilution in the value of shares. As money is moved in and out, the fund may incur expenses related to buying and selling portfolio securities and these expenses are borne by fund shareholders.

      Specifically, focus is placed on identifying redemption transactions that may be harmful to the fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action is taken, which course of action will be determined by consideration of, among other things, shareholder account transaction history. The fund reserves the right to cancel (within one business day), restrict or reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the fund's portfolio, and purchase orders not accompanied by payment.
-------------------------------
OMNIBUS ACCOUNT
Is an account in the name
of an organization, usually a
financial institution, in which
the transactions of two or
more beneficial owners are
combined and carried in the
name of the organization,
rather than designated
separately.
-------------------------------
      The fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the fund or its operations.


12 -----------------------------------------------------------------------------


            OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
BY MAIL     o Complete the application             o Make check payable to "Ironwood
            o Make check payable to                  Series Trust." Be sure to include your
              "Ironwood Series Trust."               account number on the check.
            o Mail application and check to:       o Fill out investment slip and indicate the
            Ironwood Series Trust                    class of shares you wish to purchase.
            P.O. Box 182218                        o Mail check with investment slip to
            Columbus, OH 43218-2218                  the address on the left.
----------------------------------------------------------------------------------------------
BY WIRE     Mail your application to the           Wire funds to:
            above address, then call (800)           Citibank, N.A.
            472-6114 to obtain an account            New York, NY
            number. Include your Taxpayer            ABA: #021000089
            Identification Number. Wire              For credit to:
            funds using the instructions at          Forum Shareholder Services
            the right.                               A/C: #30576692
                                                     Re: Ironwood Isabelle Small
                                                     Company Stock Fund
                                                     Your name and account number
----------------------------------------------------------------------------------------------
BY          Mail your application with an          Shares are purchased once and/or
AUTOMATIC   authorized form to the address         twice a month, on the 1st, 15th, or
INVESTMENT  above, along with a check for          both days.
PLAN (AIP)  your initial investment payable
            to "Ironwood Series Trust."
            Call (800) 472-6114 to obtain a form.
----------------------------------------------------------------------------------------------
BY          Mail your application to the           Call (800) 472-6114 to initiate your
ELECTRONIC  above address, then call               ACH request and provide banking
FUNDS       (800) 472-6114 to obtain an            instructions for the electronic debit
TRANSFER    account number. Include your           from your selected financial institution
(ACH)       Taxpayer Identification                account.
            Number. We will electronically
            debit your purchase proceeds
            from your selected financial
            institution account.
----------------------------------------------------------------------------------------------
THROUGH A   Contact your financial                 Contact your financial professional.
FINANCIAL   professional.
PROFESSIONAL

      Due to its investment in the securities of small companies, the fund may be more susceptible to market timing, as opposed to securities of large-cap companies, as shareholders try to capitalize on market volatilities of such securities and the effect of such volatilities on the value of fund shares.


----------------------------------------------------------------------------- 13

      Because the fund may receive purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the fund cannot always detect frequent purchases and redemptions. As a consequence, the fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

      In addition, the sale of shares of the Fund's Investment and Institutional Shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 30 days of purchase. See "Selling Shares - Redemption Fee."

   DISTRIBUTION ARRANGEMENTS

      The fund has adopted a plan under rule 12b-1 allowing it to compensate the fund's distributor for the sale and distribution of its Investment Shares. The distributor receives up to 0.25% of the average daily net assets of Investment Shares. Because this fee is paid out of fund assets in Investment Shares on an ongoing basis, over time this fee will increase the cost of your investment and it may cost you more than paying other types of sales charges.

ACCOUNT REQUIREMENTS

      For further information regarding the fund's requirements for opening, and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts please call (800) 472-6114.


DETERMINING SHARE PRICE

      The price at which you buy or sell fund shares is the net asset value per share price or NAV. The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange "NYSE" (normally 4:00 p.m. Eastern Time) each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The NAV for each class can differ because each class has different expense ratios. The time at which NAV is calculated may change in case of an emergency. When the fund calculates NAV, it values portfolio securities at the last current sales price on the market where each such security is normally traded, unless Ironwood deems that price not representative of market values. In such instances, the fund's value of a security is likely to be different from the quoted market price of such security and the fund's NAV may differ from the NAV that would have been determined using the market price for the security. This could happen if, for example, the fund acquired a security for which market quotations are not readily available; there was a trading halt in a security held by the fund; the fund's accounting agent received unreliable prices
-------------------------------
CALCULATING NAV The price for
each share class is determined
by adding the value of that
class's investments, cash and
other assets, deducting
liabilities, and then dividing
that amount by the total number
of shares outstanding for that
class.
-------------------------------

14 -----------------------------------------------------------------------------
      for securities held by the fund; or, after the close of the market, an event took place that had a major impact on the price of one or more of the fund's securities. If no sales occurred on a particular day, the security is valued at the mean between the most recently quoted bid and asked price. Securities that cannot be valued at closing prices will be valued by Ironwood at fair value in accordance with procedures adopted by the fund's Board of Trustees. To the extent that the fund invests in other mutual funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. Fair valuation of securities that cannot be valued at closing prices could result in a NAV different than that determined if using market quotations. Fair valuation of securities involves subjective judgment. It is possible that a fair value determined for a security may differ materially from the value realized on the sale of such security.

CANCELED OR FAILED PAYMENTS

      The fund accepts checks and ACH transfers at full value subject to collection. If the fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

SELLING SHARES

   WHAT YOU NEED TO KNOW WHEN SELLING SHARES

      You may sell your shares on any day the fund is open for business. The Fund processes redemption orders promptly. Redemption proceeds will not be sent to you until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. This can take up to 15 business days. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

      Once your request has been "actually received" by the fund in "proper form" the fund will redeem your shares at the NAV calculated for the fund's shares. "Proper form" means that the fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the fund, when by mail, means physical receipt at the fund's address listed below, or if by telephone, receipt by an authorized fund representative at the telephone number listed below. Subject to the foregoing, the fund generally pays redemption proceeds by check within seven days after the request is actually received by the fund. Payment is sent to the address of record.

----------------------------------------------------------------------------- 15

SELLING YOUR SHARES:

      BY PHONE: Be sure to fill out the appropriate areas of the account application. You may redeem up to $50,000 per day by calling (800) 472-6114. Shares held by retirement plans may not be redeemed by telephone.

      BY MAIL: Send a letter of instruction including the account number, the dollar value or number of shares and any necessary signature guarantees (see next page) to: Ironwood Series Trust, P.O. Box 182218, Columbus, OH 43218-2218.

      BY WIRE: Be sure to fill out the appropriate areas of the account application. Proceeds of $1,000 or more may be wired to your pre-designated bank account. There is a $20 charge for each wire redemption.

      BY SYSTEMATIC WITHDRAWAL PLAN: For further information on a systematic withdrawal plan, please call (800) 472-6114.

      THROUGH A FINANCIAL PROFESSIONAL: Contact your financial professional.

SIGNATURE GUARANTEES

      A signature guarantee must be provided if:

      o you are making a written request to redeem shares worth more than $100,000;

      o you want the proceeds sent to someone other than the owner of the account;

      o you want the proceeds to be mailed to an address other than the address of record;

      o   the account registration has changed within the last 30 days;

      o you want the proceeds wired to a bank not designated on your application.

      Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.

      INVOLUNTARY REDEMPTION

      If your account falls below the stated investment minimums or if the fund is unable to verify your identity, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 45 days prior to an involuntary redemption if the balance in your account falls below the stated investment minimums. If your account is redeemed the proceeds will be sent to the address of record.
-------------------------------------
SECURITY CONSIDERATIONS You may
give up some level of security
by choosing to buy or sell
shares by telephone rather than
by mail. The fund uses procedures
designed to give reasonable
assurance that telephone
instructions are genuine, including
recording the transactions,
testing the identity of the
shareholder placing the
order and sending prompt
written confirmation of
transactions to the shareholder
of record. If these procedures
are followed, the fund and its
service providers are not liable
for acting upon instructions
communicated by telephone that they
believe to be genuine.
-------------------------------------


16 -----------------------------------------------------------------------------

IN-KIND REDEMPTIONS

      Although the fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

REDEMPTION FEE

      Beginning with share purchases made on or after May 31, 2007, the sale of the fund's Investment and Institutional Shares will be subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 30 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time. There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

      o Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

      o Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

      o Redemptions of shares purchased through a dividend reinvestment program; o Redemptions pursuant to a systematic withdrawal plan;

      o Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
          Section 403(b) of the IRC.

      If a financial institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain financial institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through financial institutions should contact the intermediary or refer to the customer's

----------------------------------------------------------------------------- 17
      account agreement or plan document for information about how the redemption fee for transactions for the financial institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

   LOST ACCOUNTS

      The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding checks unpaid for six months or more or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.



DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      DISTRIBUTIONS The fund makes distributions to shareholders at least annually from two sources: net long-term capital gain and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise taxes. Most of the fund's distributions are expected to be from net long-term capital gains.

      Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the fund. Your other options are to receive checks for these payments or have them deposited into your bank account.

TAX CONSEQUENCES

      Distributions from the fund, whether received in cash or additional shares of the fund, may be subject to federal income tax. Any net investment income and net short-term capital gain distributions you receive from the fund generally are taxable as ordinary dividend income at your income tax rate. A portion of the fund's income dividends may qualify for the dividends-received deduction for corporate shareholders. Some of the fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15%
--------------------------------
TAX CONSIDERATIONS Unless your
investment is in a tax-deferred
account you may want to avoid:

o Investing a large amount in
  the fund near the end of the
  calendar year; if the fund
  makes a capital gains
  distribution you will receive
  some of your investment back
  as a taxable distribution.

o Selling shares at a loss for
  tax purposes and then making
  an identical investment within
  30 days. The result is a wash
  sale and you will not be
  allowed to claim a tax loss.
--------------------------------


18------------------------------------------------------------------------------

      (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by both the fund and the shareholder. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

      Distributions declared in the last quarter of a year are taxed in that year, even if not distributed until the following January. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Gain or loss from the sale or exchange of shares generally is taxable to you as a capital gain or loss; whether long-term or short-term depends on how long you owned the shares.
                                                  ------------------------------
                                                  TAX-DEFERRAL Generally, if
                                                  your investment is in a
                                                  traditional IRA or other
                                                  tax-deferred account, your
                                                  dividends and distributions
                                                  will not be taxed at the time
                                                  they are paid, but instead at
                                                  the time you withdraw them
                                                  from your account.
                                                  ------------------------------
      TRANSACTION                              TAX STATUS
      Income dividends                         Ordinary income or qualified
                                               dividend income

      Short-term capital gain distributions    Ordinary income
      Long-term capital gain distributions     Long-term capital gain

      If the fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital generally is not taxed, it will reduce the cost basis of your shares and, to the extent that it exceeds your cost basis, is treated as a gain from the sale or exchange of your shares.

      The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 28% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or other Tax Identification Number (TIN).

      Your investment in the fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.



----------------------------------------------------------------------------- 19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlight table is intended to help you understand the financial performance of the fund for the past 5 years. Certain information reflects financial results for a single fund Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The information for the year ended December 31, 2007 has not been audited.


















20 -----------------------------------------------------------------------------

--------------------------------------------------------------------------------

      The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.


                                                           INVESTMENT CLASS
------------------------------------------------------------------------------------------------------
                                                    FOR THE YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
                                           2007        2006          2005       2004           2003
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period    $  13.45     $  14.26     $  16.31    $  13.80       $   9.76
Increase (decrease)
  from investment operations:
Net investment loss                        (0.19)*      (0.21)*      (0.23)*     (0.19)*        (0.13)*
Net realized and unrealized
  gains (losses) on investments              (1.27)*     3.51*        0.91*       2.70*          4.17*
------------------------------------------------------------------------------------------------------
Net increase (decrease)
  from investment operations                 (1.46)      3.30         0.68        2.51           4.04
------------------------------------------------------------------------------------------------------
Less distributions from net
  realized gains                           (2.92)       (4.11)       (2.73)       --             --
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, end of period          $   8.83     $  13.45     $  14.26    $  16.31       $  13.80
======================================================================================================
TOTAL RETURN **                           (12.35%)      23.68%        4.81%      18.12%         41.39%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
  (in 000s)                             $ 25,127     $ 46,187     $ 50,171    $ 70,825       $ 67,983
Ratio of expenses to
  average net assets:
Before waivers and/or reimbursements        2.54%        2.13%        2.04%       1.89%          1.94%
After waivers and/or reimbursements         1.95%        1.90%        1.95%       1.86%          1.88%
Ratio of net investment income (loss)
to average net assets                      (1.45%)      (1.35%)      (1.47%)     (1.35%)        (1.26%)
Portfolio turnover rate                    42.76%      131.30%       65.68%      90.58%         51.70%


*     Calculated based on average shares outstanding during the period.

** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.


The accompanying notes are an integral part of the financial statements.




----------------------------------------------------------------------------- 21

--------------------------------------------------------------------------------

      The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                                 INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
                                           2007         2006        2005         2004        2003
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, beginning of period    $   14.03     $ 14.68     $  16.63     $  14.03     $  9.89
Increase (decrease) from
  investment operations:
Net investment loss                         (0.17)*     (0.18)*      (0.20)*      (0.16)*     (0.10)*
Net realized and unrealized
gains (losses) on investments               (1.33)      *3.64*         0.98*        2.76*       4.24*
----------------------------------------------------------------------------------------------------
Net increase (decrease)
from investment operations                  (1.50)       3.46          0.78         2.60        4.14
----------------------------------------------------------------------------------------------------
Less distributions from net
  realized gains                            (2.92)      (4.11)       (2.73)         --          --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, end of period          $    9.37     $ 14.03     $  14.68     $  16.63     $ 14.03
====================================================================================================
TOTAL RETURN **                            (12.11%)     24.09%        5.31%       18.46%      41.86%
RATIO/SUPPLEMENTAL DATA
Net assets, end of period
  (in 000s)                             $   2,187     $ 3,568     $ 11,576     $ 15,193     $ 18,253
Ratio of expenses to
average net assets:
Before waivers and/or reimbursements         2.68%       2.27%        1.81%        1.63%       1.61%
After waivers and/or reimbursements          1.70%       1.69%        1.70%        1.61%       1.55%
Ratio of net investment income (loss)
to average net assets                       (1.20%)     (1.15%)      (1.24%)      (1.10%)     (0.93%)
Portfolio turnover rate                     42.76%     131.30%       65.68%       90.58%      51.70%

*     Calculated based on average shares outstanding during the period.

** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at the end of the period. Total return reflects performance based on net operating expenses. During any period in which fees were waived or expenses reimbursed, total return would have been lower if expenses had not been reduced.

The accompanying notes are an integral part of the financial statements.




22 -----------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

                                                IRONWOOD FUNDS





FOR MORE INFORMATION
--------------------------------------------------------------------------------

      Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders. The fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

      You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus.

      To request free copies of the semi-annual and annual reports and the SAI, and to request other information or get answers to your questions about the fund, write or call:

BY TELEPHONE: (800) 472-6114
BY MAIL: IRONWOOD SERIES TRUST
         P.O. BOX 182218
         COLUMBUS, OH 43218-2218
VIA THE INTERNET: View online or download text-only
                  documents:
  Ironwood Series Trust:
     www.ironwoodfunds.com

  Securities and Exchange Commission:
     www.sec.gov*
--------------------------------------------------------------------------------
*You can also review and obtain copies by               INVESTMENT COMPANY
visiting the SEC's ACT Public Reference Room in         FILE NUMBER: 811-08507
Washington, DC, calling (202) 551-8090, or by sending your request and the appropriate fee to the SEC's Public Reference Section, Washington,
DC 20549-0102, or via e-mail to: publicinfo@sec.gov.

                              IRONWOOD SERIES TRUST
                   IRONWOOD ISABELLE SMALL COMPANY STOCK FUND
                        21 Custom House Street, Suite 240
                           Boston, Massachusetts 02110
                              www.ironwoodfunds.com

                                Investment Shares
                              Institutional Shares

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2008

Ironwood Series Trust (the "Trust") is an open-end management investment company. Currently, the Trust offers one investment portfolio, Ironwood Isabelle Small Company Stock Fund (the "Fund"). The Fund currently offers two classes of shares, Investment Shares and Institutional Shares (collectively, the "Shares").

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated May 1, 2008 (the "Prospectus"). A copy of the Prospectus can be obtained, free of charge, by calling (800) 472-6114 or by written request to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or can be viewed at www.ironwoodfunds.com.

Financial Statements for the Fund for the year ended December 31, 2007 included in the Annual Report to shareholders are incorporated into this SAI by reference. A copy of the Annual Report may be obtained, free of charge, upon request by calling (800) 472-6114 or by written request to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 or can be viewed at www.ironwoodfunds.com.

                                TABLE OF CONTENTS

                                      PAGE

The Fund..................................................................   2
Investment Policies and Practices.........................................   2
Investment Restrictions...................................................   5
Management of the Fund....................................................   6
Principal Holders of Securities...........................................   9
Investment Adviser........................................................  10
Administrator.............................................................  13
Fund Accountant...........................................................  13
Transfer Agent............................................................  13
Custodian.................................................................  14
Distributor...............................................................  14
Distribution Plan.........................................................  14
Compliance Services.......................................................  15
Independent Registered Public Accounting Firm.............................  15
Legal Counsel.............................................................  15
Purchase of Shares........................................................  15
Redemption of Shares......................................................  16
Investment of Portfolio Securities........................................  17
Taxes.....................................................................  20
Description of Shares.....................................................  23
Shareholder and Trustee Liability.........................................  24
Determination of Net Asset Value..........................................  25
Investment Results........................................................  25
Proxy Voting Procedures...................................................  26
Registration Statement....................................................  26
Experts...................................................................  26
Proxy Voting Policies and Procedures...................................... A-1

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
      AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED
                   OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    THE FUND

Ironwood Small Company Stock Fund (the "Fund"), a diversified open-end management investment company, is currently the only portfolio offered by the Ironwood Series Trust (the "Trust"), a registered investment company that sells redeemable shares representing an ownership interest in the Trust. The Trust, a Massachusetts business trust, was established under a Declaration of Trust dated November 18, 1997, as amended (the "Declaration of Trust"). Prior to May 1, 2006, the Trust was called ICM Series Trust and the Fund was called ICM/Isabelle Small Cap Value Fund.

                        INVESTMENT POLICIES AND PRACTICES

This SAI supplements the Prospectus. The purpose of this SAI is to set forth additional investment policies not described in the Prospectus, and to provide an expanded description of the Fund's investment strategies, management and other Fund policies, which are already contained in the Prospectus. The Fund normally invests at least 80% of its net assets in companies that, at the time of purchase, have small market capitalizations which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 2000(R) Index. The Fund uses the most recently published month-end market capitalization range for the Russell 2000 Index for purposes of determining the Fund's compliance with this policy.

Descriptions in this SAI of a particular investment practice or technique in which the fund may engage (such as hedging, etc.) or a financial instrument which the fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that the Adviser, in its discretion, might, but is not required to, use in managing the fund's portfolio assets. The Adviser may, in its discretion, at any time employ such practice, technique or instrument for an account or the fund, but not for all funds or accounts advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on the fund's performance.

COMMON STOCK. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

CONVERTIBLE SECURITIES AND DEBT SECURITIES. The Fund may invest up to 5% of its assets in convertible securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities, which may be converted or exchanged at a stated or determinable exchange ratio into shares of common stock. Convertible securities rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. The market value of convertible securities tends to increase when interest rates decline, and conversely, tends to decline when interest rates increase. In addition, the price of convertible securities often reflects changes in the value of the underlying common stock. The Fund will receive interest payments, if the convertible security is a debt security, or a dividend preference, if the convertible security is preferred stock, until the security matures or the Fund chooses to convert or redeem the security. The Fund benefits from convertible securities by earning current income from the security in an amount greater than the Fund would earn by purchasing the underlying stock outright. The Fund may convert the security if the underlying stock appreciates in value. In determining whether to purchase a convertible security, the Fund will consider the same criteria as if it were purchasing the underlying stock. The value of the convertible security may be determined both by the value of its current yield (its "investment value") and the market value of the underlying stock (the "conversion value"). The investment value typically fluctuates inversely with changes in prevailing interest rates and the conversion value fluctuates directly with changes in the price of the underlying stock.

LOWER-RATED SECURITIES. The Fund may invest up to 5% of its assets in convertible and non-convertible debt securities that are below investment grade or carry no rating (commonly referred to as "junk bonds"). Investment grade securities are rated BBB or higher by Standard & Poor's Rating Service ("S&P"), a division of The McGraw Hill Companies, Inc. or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), two of the top rating services. The Fund will maintain a minimum grade for its lower-rated debt securities of CCC by S&P or Caa by Moody's. If unrated, such debt securities shall be of comparable quality, as determined by the Fund. Lower-rated securities generally offer a higher rate of return than investment grade issues, but also involve greater risks, in that they are sensitive to changes in interest rates and adverse economic changes in the issuing company's industry. Furthermore, there is less of a market in which to dispose of lower-rated debt securities than there is for higher quality securities.

RIGHTS AND WARRANTS. The Fund may invest up to 5% of its total assets in rights or warrants. These securities entitle the Fund to purchase a set amount of shares of a corporation's stock in exchange for a fixed price per share, during a specified period of time. The warrant may become worthless if the right to purchase the shares is not exercised before the warrant expires. Furthermore, the amount the Fund paid for the warrant together with the amount the Fund is entitled to pay for the underlying security may ultimately exceed the actual market value of the underlying security, during circumstances of poor market performance.

LENDING OF PORTFOLIO SECURITIES. The Fund may lend up to 25% of the value of its total assets in portfolio securities to creditworthy registered brokers, dealers and other financial institutions, in exchange for cash or equivalent collateral equal to the value of the securities. The Fund benefits from such loans by continuing to receive amounts equal to the income on the loaned securities while also earning interest on the cash collateral. The Fund could lose money if the borrower fails to return the loaned securities and the collateral is insufficient to cover the loss. The Fund will monitor on an ongoing basis the creditworthiness of firms to which the Fund lends its portfolio securities. In addition, the Fund will seek to have the loaned securities returned when the Fund wishes to exercise voting or other rights associated with the securities.

FOREIGN SECURITIES. The Fund may invest in foreign securities that trade on a U.S. exchange but may not invest more than 5% of its total assets in foreign securities which are not so traded. Such investments may be in the form of American Depository Receipts--stock certificates of a foreign company, which are held in trust by a bank or similar financial institution. Foreign securities are associated with significant risks such as fluctuating currency rates, less trading volume and liquidity than U.S. markets, and less stringent accounting and disclosure standards. In addition, foreign investments may be subject to foreign government intervention, or economic or social instability in the foreign issuer's country. These factors may prevent the Fund from obtaining reliable information about the foreign company's financial condition and operations and from selling the company's securities promptly and at a profit.

BORROWING. The Fund may borrow money in amounts up to 5% of the value of its total assets (but may exceed such 5% limit in order to meet redemption requests). The Fund may not purchase securities while its borrowings exceed the 5% limit. The Fund will not borrow money for the purpose of increasing the Fund's net income. In order to maintain assets in a ratio of 300% of the amount of the Fund's borrowings (required by most banks), the Fund may be required to quickly divest some of its securities and apply the proceeds toward reducing the Fund's debt, even though it may be disadvantageous from an investment standpoint to sell securities at the time.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or are otherwise not readily marketable. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly and at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Fund may invest up to 15% of its net assets in illiquid securities, or securities which may not be easily sold due to restrictions on resale, conditions or terms that are attached to the security, or the general lack of an available market. The Fund may lose money due to its inability to promptly divest such securities.

RULE 144A SECURITIES. The Fund may purchase Rule 144A securities, which are otherwise illiquid but are still eligible for purchase and sale without limitation by qualified institutional buyers, as defined in the Securities Act. If the Fund determines such securities to be readily disposable (based upon factors such as the available market and ease of trading) such securities will be excluded from the limit on illiquid securities.

SHORT SALES "AGAINST THE BOX". "Short sales" are sales of securities the Fund does not actually own, made with the anticipation that the value of the securities will decrease and the Fund will be able to make a profit by purchasing securities to cover the sale at the lower price. The Fund may make short sales "against the box," in which the Fund actually owns or has the right to acquire securities equal to the securities sold. As collateral for its short sales against the box, the Fund will deposit amounts in escrow equal to the value of securities it has sold short. In order to protect the Fund's investment in its current portfolio of securities, the Fund may fulfill its obligation to deliver securities sold short by using the escrow funds to purchase comparable securities in the marketplace, rather than by delivering securities already in the Fund's portfolio.

HEDGING TRANSACTIONS. The Fund may use certain hedging techniques to manage risks associated with exposure to the effects of possible changes in security prices, or other factors that affect the value of its portfolio. These techniques, such as buying and selling derivative securities (including options, forward foreign currency exchange contracts, futures contracts or options on futures contracts) involve significant risks and may increase the volatility of the Fund. The Fund may use such hedging transactions solely for risk management purposes and not for speculation. No more than 5% of the Fund's net assets will be placed at risk in hedging transactions. Pursuant to claims filed with the Commodities Future Trading Commission ("CFTC") on behalf of the Fund and Ironwood, the Fund and Ironwood are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such.

REPURCHASE AGREEMENTS. From time to time, the Fund may invest up to 15% of its assets in repurchase agreements, in which the Fund purchases securities from a financial institution such as a bank, which agrees to repurchase those securities back from the Fund at a fixed price and at a fixed time (not more than one week from the Fund's original purchase). In the meantime, the securities are held as collateral in a separate account and the Fund receives the interest income on that account. The Fund will enter into repurchase transactions only with reputable financial institutions, whose creditworthiness the Fund has investigated. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. If the bank or other financial institution cannot honor its commitment to repurchase the securities, the Fund could lose money.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. The Fund will maintain a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into a reverse repurchase agreement only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. From time to time the Fund may purchase securities for delivery at a later date, or sell securities for payment at a later date. The value of these securities may fluctuate prior to settlement, and could result in a gain or loss for the Fund. Should any security purchased for delayed delivery decline in value, the Fund may sell the security before settlement to mitigate the loss. The Fund will maintain cash or equivalent collateral in a separate account to cover the value of any securities purchased for later delivery. The Fund will use the daily market value of such securities when calculating the Fund's net assets, rather than the purchase or sale price.

"WHEN," "AS" AND "IF" ISSUED SECURITIES. The Fund may purchase a company's securities even though actual delivery depends on the occurrence of a particular event, such as the company's merger, corporate reorganization or debt restructuring. The Fund will only include such securities in its portfolio when there is a real possibility of delivery. Until delivery, the Fund will maintain cash or equivalent collateral in a separate account to cover the value of the conditional securities. In addition, the Fund will use the daily market value of such securities when calculating the Fund's net assets.

TEMPORARY DEFENSIVE INVESTMENTS. For temporary defensive purposes, the fund may invest without limit in cash or short-term securities including U.S. Treasury securities, high-quality commercial paper and repurchase agreements, when the Adviser has determined that abnormal market, economic or political conditions so warrant. Because these differ from the Fund's investment objective policies the Fund may not achieve its objective during defensive investing periods.


PORTFOLIO TURNOVER. Although the Fund does not intend to engage in trading for short-term profits, it may sell a portfolio security regardless of how long the security has been held. For the period ended December 31, 2007, the Fund experienced a decrease in its portfolio turnover, which was 42.76%, from the portfolio turnover rate for the period ended December 31,2006, which was 131.30%. The turnover rate for the period ended December 31,2006 resulted from the sale of certain securities that, in the opinion of the Adviser, had likely reached their expected target valuations, as well as a decision by the Adviser to reduce the number of positions held within the Fund's portfolio. The circumstances leading to the portfolio turnover rate experienced by the Fund for the period ended December 31, 2006 are not expected to occur regularly.


                             INVESTMENT RESTRICTIONS

FUNDAMENTAL RESTRICTIONS. In addition to the investment policies contained in the Prospectus, the Fund has adopted the investment restrictions listed below. Approval by a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is required to change these restrictions. Majority approval means approval by the lesser of (i) the holders of more than 50% of all the Fund's outstanding shares; or (ii) the holders of 67% of shares represented at any meeting at which at least 50% of the Fund's outstanding shares are present. The Fund may exceed the percentage limits set forth in these investment restrictions if such excess is due to a fluctuation in the value of the Fund's net assets (except in the case of excess borrowings). The Fund may not:

(1) Invest 25% or more of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries);

(2) With respect to 75% of the Fund's total assets, invest more than 5% of the Fund's total assets (taken at market value at the time of purchase) in securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

(3) Borrow amounts greater than 5% of its total assets for temporary purposes and greater than 33 1/3% of its total assets for meeting redemption requests (when aggregated with temporary borrowings);

(4) Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

(5) Loan its securities to other persons in excess of 25% of the Fund's total assets, provided, that the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

(6) Act as an underwriter for other issuers (except as the Fund may be deemed an underwriter when selling its portfolio securities);

(7) Purchase or sell real property or any real estate interests; including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real property or real estate interests;

(8) Purchase securities on margin, except such short-term credits as are necessary for clearing any purchase and sale of portfolio securities, but the Fund may deposit margins in connection with transactions in options, futures and options on futures;

(9) Invest in commodities or commodity futures contracts, except for:

(i) forward foreign currency contracts; (ii) financial futures contracts; and
(iii) options on financial futures contracts, securities, foreign currencies and securities indices; and

(10)Issue any senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following restrictions have also been adopted by the Fund. These restrictions may be amended by a vote of the Trust's Board of Trustees without the approval of shareholders. The Fund may not:

(1) Sell securities short, except transactions involving selling securities short "against the box";

(2) Make investments for the purpose of exercising control or management;

(3) Invest or maintain more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions; or

(4) Invest in other investment companies except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time.

                             MANAGEMENT OF THE FUND

The Fund is a series of the Trust, an open-end management investment company offering redeemable shares of beneficial interest. The Trust's Board of Trustees provides broad supervision over the affairs of the Fund and the Trust, with respect to the Trust and the Fund's management under applicable laws of the Commonwealth of Massachusetts. The officers of the Trust are responsible for the Fund's operations. The names of the Trustees and officers of the Trust, their position with the Trust and length of time served, address, date of birth and principal occupations during the past five years are set forth below. For each Trustee, information concerning the number of portfolios overseen by the Trustee and other directorships/trusteeships held by the Trustee in a registered investment company or other publicly held company has also been included. Trustees considered "interested persons" within the meaning of the 1940 Act ("Interested Trustees") are listed separately from those Trustees not considered "interested persons" within the meaning of the 1940 Act ("Disinterested Trustees").

                                                                                                     NUMBER
                                                                                                        OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND          OTHER
                                                                                                     COMPLEX      DIRECTORSHIPS/
                                                      LENGTH                                         OVERSEEN     TRUSTEESHIPS
NAME, ADDRESS                      POSITION(S)       OF TIME         PRINCIPAL OCCUPATION(S)            BY           HELD BY
AND DATE OF BIRTH                 WITH THE TRUST     SERVED/1/      DURING THE PAST FIVE YEARS       TRUSTEE         TRUSTEE
-----------------               ------------------   ---------   --------------------------------   ----------    -------------
INDEPENDENT TRUSTEES

DONALD A. NELSON, CPA           Trustee, Audit       March       Associate Professor, Department        1         None
   c/o Ironwood Series Trust    Committee,/(2)/      1998 to     of Accounting and Finance,
   3 Canal Plaza                Nominating           Present     Merrimack College, 1975 to
   Ground Floor                 Committee,/(3)/                  present; Certified Public
   Portland, ME 04101           Valuation                        Accountant, 1972 to present
   Born: February 1946          Committee/(4)/ and
                                Qualified Legal
                                Compliance
                                Committee/(5)/
                                (member)

JOHN A. FIFFY                   Trustee, Audit       March       Acquisition Consultant, Hewlett-       1         None
   c/o Ironwood Series Trust    Committee,/(2)/      1998 to     Packard Co. (a computer hardware
   3 Canal Plaza                Nominating           Present     company), 1993 to present
   Ground Floor                 Committee,/(3)/
   Portland, ME 04101           Valuation
   Born: December 1950          Committee/(4)/ and
                                Qualified Legal
                                Compliance
                                Committee/(5)/
                                (member)


THOMAS R. VENABLES              Trustee, Audit       May         President & CEO, Benjamin              1         Director, Benjamin
   c/o Ironwood Series Trust    Committee,/(2)/      2003 to     Franklin Bancorp, Inc, 2002                      Franklin Bancorp
   3 Canal Plaza                Nominating           Present     to present.                                      Inc., 2002 to
   Ground Floor                 Committee,/(3)/                                                                   Present.
   Portland, ME 04101           Valuation
   Born: April 1955             Committee/(4)/ and
                                Qualified Legal
                                Compliance
                                Committee/(5)/
                                (member)

                                                                                                     NUMBER
                                                                                                        OF
                                                                                                    PORTFOLIOS
                                                                                                     IN FUND          OTHER
                                                                                                     COMPLEX      DIRECTORSHIPS/
                                                      LENGTH                                         OVERSEEN     TRUSTEESHIPS
NAME, ADDRESS                      POSITION(S)       OF TIME         PRINCIPAL OCCUPATION(S)            BY           HELD BY
AND DATE OF BIRTH                 WITH THE TRUST     SERVED/1/      DURING THE PAST FIVE YEARS       TRUSTEE         TRUSTEE
-----------------               ------------------   ---------   --------------------------------   ----------    -------------
INTERESTED TRUSTEES

WARREN J. ISABELLE, CFA/(6)/    Trustee,             March       Chief Investment Officer, Ironwood      1        None
   Ironwood Investment          President            1998 to     Investment Management, LLC,
   Management, LLC              and                  Present     August 1997 to present. Managing
   21 Custom House Street       Chairman of                      Member, Ironwood Investment
   Suite 240                    the Board of                     Management, LLC, August 1997 to
   Boston, MA 02110             Trustees,                        January 2006.
   Born: January 1952           Valuation
                                Committee/(4)
                                /(member)

OFFICERS


CHARLES J. DALY,                Vice                 June        Chief Compliance Officer,               N/A      N/A
   ESQ.                         President,           2007 to     Counsel, Ironwood
   Ironwood Investment          Secretary            Present     Investment Management,
   Management, LLC                                               LLC since 2006; Senior
   21 Custom House                                               Counsel, BISYS Fund
   Street                                                        Services, Inc. 2003-2006;
   Suite 240                                                     Associate, Goodwin Procter,
   Boston, MA 02110                                              LP, 2001-2003.
   Born: 1971


Leslie K. Klenk                 Chief                November    Director, Foreside Compliance           N/A      N/A
   Foreside Compliance          Compliance           2006 to     Services, LLC (mutual fund
   Services, LLC                Officer              present     compliance services provider) since
   Two Portland Square,                                          November 2006; Chief Compliance
   First Floor                                                   Officer, Ironwood Series Trust
   Portland, ME 04101                                            (mutual fund) since November
   Born: August 1964                                             2006; Chief Compliance
                                                                 Officer, Wintergreen Fund,
                                                                 Inc. (mutual fund) since
                                                                 December 2006; Senior Vice-
                                                                 President and Counsel,
                                                                 Citigroup Fund Services, LLC
                                                                 (mutual fund services
                                                                 provider) (1998-2006).

TRUDANCE L.C. BAKKE             Treasurer;           June        Director, Foreside                      N/A      N/A
   Born: 1971                   Principal            2007 to     Compliance Service, LLC
                                Financial            Present     since 2006; Product
                                Officer                          Manager, Citigroup 2003-
                                                                 2006; Senior Manager of
                                                                 Corporate Finance, Forum
                                                                 1999 - 2003.

/(1)/ Term of service is indefinite.


/(2)/ Pursuant to a charter adopted by the Board of Trustees, the Audit Committee assists the Board of Trustees in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures, and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met 3 times during the fiscal year ended December 31, 2007.

/(3)/ The Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board of Trustees. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders. During the fiscal year ended December 31, 2007, the Nominating Committee did not meet.

/(4)/ The Board of Trustees has the responsibility for ensuring that the valuation methods used in determining the net asset value of each of its separate investment portfolios (each, a "Portfolio" and collectively, the "Portfolios") is appropriate. In furtherance of the Board's responsibility for ensuring that the Fund's assets are properly valued, the Board has established a committee ("Valuation Committee") to administer the Fund's valuation procedures. All of the Trustees are members of the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended December 31, 2007.

/(5)/ Pursuant to a charter adopted by the Board of Trustees, the Trust's Qualified Legal Compliance Committee ("QLCC") reviews and responds to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or any officer, trustee, employee or agent of the Trust. The QLCC meets when necessary. During the fiscal year ended December 31, 2007, the QLCC did not meet.


/(6) /Mr. Isabelle is an officer of Ironwood Investment Management, LLC ("Ironwood" or "Adviser") and within the past two years owned a controlling interest in the Adviser."

                         TRUSTEE OWNERSHIP IN THE TRUST


                                                     AGGREGATE DOLLAR RANGE OF
                                                    OWNERSHIP AS OF DECEMBER 31,
                                                     2007 IN ALL FUNDS OVERSEEN
                        DOLLAR RANGE OF BENEFICIAL  BY TRUSTEE IN THE FAMILY OF
TRUSTEES                  OWNERSHIP IN THE FUND         INVESTMENT COMPANIES
--------                --------------------------  ----------------------------
INTERESTED TRUSTEES
Warren J. Isabelle            Over $100,000                Over $100,000

DISINTERESTED TRUSTEES
Donald A. Nelson                   None                         None
John A. Fiffy                $10,001-$50,000              $10,001-$50,000
Thomas R. Venables           $50,001-$100,000             $50,001-$100,000

          OWNERSHIP IN SECURITIES OF THE ADVISER AND RELATED COMPANIES


As of December 31, 2007, no Disinterested Trustee or any of his immediate family members owned beneficially or of record securities of the Adviser, the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Trust's principal underwriter or the Adviser.


                    AMOUNT OF COMPENSATION PAID BY THE TRUST

                 DURING THE FISCAL YEAR ENDED DECEMBER 31, 2007

                                                                 PENSION OR                          TOTAL COMPENSATION
                                         AGGREGATE ANNUAL    RETIREMENT BENEFITS      ESTIMATED      FROM THE TRUST AND
                                         COMPENSATION FROM   ACCRUED AS PART OF    ANNUAL BENEFITS   FUND COMPLEX PAID
NAME OF PERSON AND POSITION WITH TRUST    THE TRUST/(1)/        FUND EXPENSES      UPON RETIREMENT       TO TRUSTEE
--------------------------------------   -----------------   -------------------   ---------------   ------------------
Warren J. Isabelle/(2)/                       $     0               None                None               None
Chairman of the Board of Trustees,
  President and Trustee

Donald A. Nelson                              $11,000               None                None              $11,000
Trustee
John A. Fiffy                                 $11,000               None                None              $11,000
Trustee
Thomas R. Venables                            $11,000               None                None              $11,000
Trustee


/(1)/ The Trust pays no salaries or compensation directly to any of its officers for performing the duties of their offices. Pursuant to a Compliance Services Agreement and a PFO/Treasurer Services Agreement, Foreside Compliance Services, LLC ("FCS") and Foreside Management Services, LLC ("FMS"), affiliates of the Distributor, provide a Chief Compliance Officer and a Principal Financial Officer to the Trust and receive fees for such services. Leslie K. Klenk, the Fund's Chief Compliance Officer, is an employee of, and is compensated by FCS while Trudance L.C. Bakke, the Fund's Principal Financial Officer, is an employee of, and is compensated by, FMS. The Trust does not pay any annual trustee's fee to any Trustee who is affiliated with Ironwood or the Trust's distributor, Foreside Fund Services, LLC ("Foreside").


/(2)/ The Trust, the Adviser, and Foreside have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and Foreside. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

                         PRINCIPAL HOLDERS OF SECURITIES


The following table sets forth, as of April 1, 2008 (A) the name, address and holdings of each shareholder known by the Trust to be a shareholder of record or beneficial owner of (i) more than 5% of the outstanding Investment Shares or Institutional Shares of the Fund; (ii) more than 25% of the total outstanding voting Shares of the Fund; and (B) the percentage of the Shares owned by all officers and Trustees of the Trust as a group.

------------------------------------------------------------------------------------------------------------------------------------
SHARE OWNER                                    ADDRESS                               % OWNERSHIP OF          % OWNERSHIP OF
(OF RECORD OR BENEFICIAL)                                                            INVESTMENT SHARES       INSTIUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.                     101 Montgomery St.                    17.66%                  11.56%
                                               San Francisco, CA 94104
------------------------------------------------------------------------------------------------------------------------------------
National Financial Services Corp.              200 Liberty St.                       25.96%                  --
                                               New York, NY 10281
------------------------------------------------------------------------------------------------------------------------------------
Prudential Investment Management               Gateway Center 3, 11th Floor          7.20%                   --
Service                                        100 Mulberry Street
                                               Newark, NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
Ameritrade Inc.                                PO Box 2226                           5.16%                   6.56%
                                               Omaha, NE 68103
------------------------------------------------------------------------------------------------------------------------------------
Boston Latin School Association                Suite 200                             --                      36.64%
                                               101 Huntington Ave.
                                               Boston, MA 02199
------------------------------------------------------------------------------------------------------------------------------------
Robert C Puff JR Revocable Trust               731 Manatee                           --                      25.30%
                                               Vero Beach, FL 32963
------------------------------------------------------------------------------------------------------------------------------------
Counsel Trust DBA MATC                         1251 Waterfront Place                 --                      10.66%
                                               Suite 525
                                               Pittsburgh, PA
                                               15222
------------------------------------------------------------------------------------------------------------------------------------

As of April 1, 2008, the percentage of shares owned by all officers and Trustees of the Trust as a group was 1.22% of the shares of either class of the Fund.


                               INVESTMENT ADVISER


Ironwood Investment Management, LLC ("Ironwood") is the Fund's investment adviser and is located at 21 Custom House Street, Suite 240, Boston, Massachusetts 02110. Ironwood is a subsidiary of MB Investment Partners & Associates, LLC("MBA"). On February 15, 2008, Warren J. Isabelle, a Managing Director of Ironwood and the portfolio manager of the Fund, and Donald Collins, a Managing Director and portfolio manager of Ironwood Investment Management, LLC ("Ironwood"), entered into an agreement with Ironwood's corporate parent and sole owner, MBA, for the purchase of a majority interest in Ironwood from MBA (the "Transaction"). Following the Transaction, MBA will retain a minority ownership interest in Ironwood.

It is anticipated that the Transaction will close prior to the end of June, 2008.

As the Fund's investment adviser, Ironwood determines in its discretion which securities the Fund will purchase, sell or otherwise dispose of, pursuant to an agreement between Ironwood and the Trust (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years, and, as described in detail below, is renewable annually thereafter by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties). The Advisory Agreement may not be assigned and may be terminated without penalty by either party upon sixty days' written notice (in the case of the Trust, by vote of a majority of the Board of Trustees or outstanding voting securities).

Pursuant to the Advisory Agreement, Ironwood will not be held liable for any error of judgment or mistake of law or for any investment losses resulting from Ironwood's recommendations. Ironwood is responsible for its own willful bad acts, bad faith or gross negligence while performing its duties and its own reckless disregard of its obligations.


Ironwood also privately manages investment portfolios for individuals, partnerships, corporations, and other institutional investors.

Ironwood is responsible for all expenses related to its services for the Fund. Ironwood has undertaken to waive its fees and reimburse the Fund to the extent total annualized expenses exceed 1.95% of the average daily net assets for Investment Shares and 1.70% of the average daily net assets for Institutional Shares. Voluntary waivers can be reduced or eliminated at any time. All other expenses will be paid by the Fund. Expenses incurred by the Fund are:

o     distribution expenses for Investment Shares;

o charges by any administrator, registrar, custodian, stock transfer and dividend disbursing agent;

o     brokerage commissions;

o     taxes;

o costs of registering the Trust and its shares under federal and state securities laws;

o cost of printing, typesetting, and distributing Fund offering materials to shareholders;

o expenses associated with shareholders' and Trustees' meetings and preparing and distributing proxy statements to shareholders;

o fees and travel expenses of Trustees or members of any advisory board or committee who are not employees or affiliates of Ironwood;

o     expenses incident to any dividend, withdrawal or redemption options;

o     charges and expenses of any outside share valuation service;

o legal and accounting fees (excluding compensation of attorneys who are employees of the Adviser);

o     membership dues of industry associations;

o     interest payable on Fund borrowings;

o     postage;

o     insurance premiums on property and employees;

o     other extraordinary expenses;

o     expenses of any outside pricing service for Fund Shares; and

o     all other costs of the Fund's operations.


As compensation for its management services and expenses incurred, Ironwood is entitled to a monthly management fee from the Fund at the annual rate of 1.00% of the Fund's average daily net assets, which fee is computed daily based on the assets of each class. The Fund paid Ironwood $677,806, $680,152 and $404,633 in investment advisory fees for services rendered during the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively. Ironwood waived investment advisory fees of $12,847, $151,858 and $249,972 for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively. Ironwood retained $664,959, $528,294 and $154,661 in investment advisory fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER


As of March 31, 2008, Mr. Warren J. Isabelle serviced one (1) other pooled investment vehicle with assets totaling approximately $4 million. The Adviser does not receive a performance-based fee from the pooled investment vehicle. In addition, Mr. Isabelle services seven (7) other accounts with total assets of approximately $143.8 million. One of the other accounts for which Mr. Isabelle acts as portfolio manager, with total assets of approximately $101.8 million, pays the Adviser a performance-based fee. Mr. Isabelle does not act as a portfolio manager for any other registered investment company.



MATERIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts are presented with the following potential conflicts:

o The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment models that are used in connection with the management of the fund.

o If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for the fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

o Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which the portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

Mr. Isabelle was a principal of the Adviser during the fiscal year ended December 31, 2007. As such, for the period so ended, his compensation was based on the Adviser's profitability. The Adviser expects that, for the fiscal year ended December 31, 2007 Mr. Isabelle will continue to be compensated based, to a significant degree, on the Adviser's profitability.

PORTFOLIO MANAGER OWNERSHIP IN THE FUND


                                  DOLLAR RANGE OF BENEFICIAL OWNERSHIP IN
     PORTFOLIO MANAGER                THE FUND AS OF DECEMBER 31, 2007
     -----------------            ---------------------------------------
     Warren J. Isabelle                         Over $100,000

                                  ADMINISTRATOR

Citigroup Fund Services, LLC ("Citigroup") is the administrator of the Fund (the "Administrator"). As administrator, pursuant to an agreement with the Trust, the Administrator is responsible for the supervision of the overall management of the Fund, providing the Fund with general office facilities and providing persons satisfactory to the Board of Trustees to serve as officers of the Trust.

For its administration services, the Administrator receives an annual fee from the Fund equal to 0.09% of the average daily net assets of the Fund (up to $180 million in assets, and with respect to assets in excess of $180 million, 0.045% of the average daily net assets of the Fund). The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.

The Administrator's agreement is terminable without penalty by the Board of Trustees or by the Administrator on 60 days' written notice. Under the agreement, the Administrator is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect the Administrator from any liability by reason of bad faith, negligence or willful misconduct in the performance of its obligations and duties under the agreement.


The Fund paid the Administrator $61,004, $61,215 and $36,418 in administrative fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively. The Administrator waived administrative fees of $6,898 for the fiscal year ended December 31, 2005. The Administrator retained $54,106, $61,215 and $36,418 in administrative fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006, and December 31, 2007, respectively.


                                 FUND ACCOUNTANT

Citigroup (the "Fund Accountant") provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

For its fund accounting services, the Fund Accountant receives a fee from the Fund as follows:

Fee per Fund (up to $25 million in assets).................. $2,333/month
Fee per Fund ($25 million to $50 million in assets)......... $4,000/month
Fee per Fund (in excess of $50 million in assets)........... $4,666/month
Fee for each additional Class of the Fund above one......... $  500/month
Additional surcharge for Fund with more than 200 security
  positions................................................. $1,000/month

The fees are paid monthly for services performed during the following calendar month.

The Fund Accountant's agreement is terminable without penalty by the Board of Trustees or by Citigroup on 60 days' written notice. Under the agreement, the Fund Accountant is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect the Fund Accountant from any liability by reason of willful misconduct, bad faith or gross negligence in the performance of its obligations and duties under the agreement.


The Fund paid the Fund Accountant $61,901, $59,483 and $52,953 in fund accounting fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively. The Fund Accountant waived fund accounting fees of $7,232 for the fiscal year ended December 31, 2005. The Fund Accountant retained $54,669, $59,483 and $52,953 in fund accounting fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.


                                 TRANSFER AGENT


Citi (the "Transfer Agent") is the transfer agent to the Fund. As transfer agent and distribution paying agent, pursuant to an agreement with the Trust, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the SEC.

                                    CUSTODIAN

Fifth Third Bank (the "Custodian") is the custodian to the Fund and is located at 37 Fountain Square Plaza, Cincinnati, Ohio 45263. As Custodian of the Fund's assets, the bank is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments and safekeeping and controlling the Fund's cash and securities (which may be deposited into the Federal Reserve Treasury Department Book Entry System or the Depository Trust Company). While the Custodian does not determine the Fund's investment policies or make investment recommendations, the Fund may invest in securities and repurchase agreements issued by the Custodian or deal with the Custodian as a principal in securities transactions.

                                   DISTRIBUTOR

DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR


Foreside Fund Services, LLC ("Foreside"), the distributor (also known as principal underwriter) of the Fund, is located at Two Portland Square, First Floor, Portland, Maine 04101. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority.


Under its agreement with the Trust (the "Distribution Agreement"), Foreside acts as the agent of the Trust in connection with the offering of Shares. Foreside continually distributes Shares on a best efforts basis. Foreside has no obligation to sell any specific quantity of Shares.

Foreside receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, Foreside receives no sales commissions. Foreside may enter into arrangements with various financial institutions through which investors may purchase or redeem Shares. These financial institutions may charge a fee for their services and may receive distribution and/or shareholder service fees even if fund shares are sold without a sales charge. These financial institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

                                DISTRIBUTION PLAN
                            (Investment Shares Only)


The Trust has entered into a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investment Shares (the "12b-1 Plan"), which permits the Fund to compensate Foreside for distribution expenses borne, or paid to others, by Foreside for the purposes of financing or assisting in the financing of any activity which is primarily intended to result in the sale of the Investment Shares. The Trustees believe that the 12b-1 Plan will benefit the Fund by providing greater access to investors than could be achieved without the 12b-1 Plan. The type of distribution expenses covered under the 12b-1 Plan include, but are not limited to, expenses incurred pursuant to certain (1) distribution-related marketing and services agreements for costs and expenses of direct marketing activities, the design, preparation, printing and distribution of promotional materials, advertising, offering materials, and shareholder materials and the compensation of securities dealers and other financial intermediaries for sales activities; and (2) service agreements for costs and expenses associated with certain administrative and shareholder servicing activities that are intended to facilitate the distribution of Investment Class shares. These expenses accrue annually each fiscal year, and may not exceed 0.25% of the Fund's average annual net assets attributable to Investment Shares. Foreside provides the Trust with a quarterly written report of the amounts expended under the 12b-1 Plan and the purpose for which such expenditures were made. The 12b-1 Plan compensates the Distributor regardless of the distribution expenses borne, or paid to others. For the year-ended December 31, 2007, the Fund accrued aggregate distribution fees of $92,558 for Investment Class shares and 100% of that amount was paid to the Distributor pursuant to the Rule 12b-1 Plan.


The 12b-1 Plan was adopted by a majority vote of the Board of Trustees (including all Disinterested Trustees), for the benefit of the Fund and its shareholders. None of the Trustees or any other interested person of the Fund has any direct or indirect financial interest in the 12b-1 Plan. The 12b-1 Plan remains in effect from year to year provided the Trustees annually approve its continuance. The Trustees (as well as holders of the Shares) must approve any material changes to the 12b-1 Plan, including changes to increase distribution expenses. The 12b-1 Plan may be terminated at any time, without penalty, by vote of the majority of the Disinterested Trustees who have no financial interest in the operations of the 12b-1 Plan, or by a vote of a majority of the outstanding voting Investment Shares. The 12b-1 Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

                               COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Fund, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO") to the Fund as well as certain additional compliance support functions including an Anti-Money Laundering Officer ("Compliance Services"). Prior to February 22, 2007, the Distributor provided the Compliance Services pursuant to substantially similar terms and conditions.

Under the Compliance Agreement, FCS receives a fee from the Fund of $30,000 per year for CCO services and a fee of 0.01% of the Fund's average daily net assets (up to $180 million in assets, and with respect to assets in excess of $180 million, .005% of the Fund's average daily net assets) for additional compliance support functions.

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund or by FCS on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as FCS's officers and persons who control FCS) are indemnified by the Fund against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from the FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

The Fund paid FCS (and the Distributor for the period of January 1, 2005 through February 21, 2007) $36,735, $36,912 and $$33,516 in compliance services fees for services rendered for the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, respectively.

                      PRINCIPAL FINANCIAL OFFICER SERVICES

Under a PFO/Treasurer Services Agreement (the "Treasurer Services Agreement") with the Trust, Foreside Management Services, LLC ("FMS"), an affiliate of the Distributor, provides a Principal Financial Officer ("PFO")/Treasurer to the Trust for an annual fee of $25,000. Prior to June 12, 2007, the Adviser provided a PFO/Treasurer to the Fund at no cost.

The Treasurer Services Agreement continues in effect until terminated. The Treasurer Services Agreement is terminable with or without cause and without penalty by the Fund's Board on 60 days' written notice to FMS or by FMS on 60 days' written notice to the Trust.

Under the Treasurer Services Agreement, FMS is not liable to the Fund or its shareholders for any action or inaction of FMS relating to any event whatsoever in the absence of bad faith, reckless disregard, gross negligence or willful misfeasance in the performance of its duties and obligations under the Treasurer Services Agreement. Under the Treasurer Services Agreement, FMS and certain related parties (such as FMS' employees, agents, directors, officers and managers) are indemnified by the Fund against all claims and expenses related to FMS' actions taken or failures to act, except for any act or omission resulting from FMS' bad faith, reckless disregard, negligence, or will malfeasance or breach under the Treasurer Services Agreement.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP ("Grant Thornton") serves as the Trust's and the Fund's independent registered public accounting firm.

As the Fund's independent registered public accounting firm, Grant Thornton provided audit services and tax review services for the Fund.

                                  LEGAL COUNSEL

The Trust's legal counsel is Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts, 02116.

                               PURCHASE OF SHARES

The following information about how to purchase Shares supplements the information in the Prospectus under the heading "Information About Your Account--Purchasing Shares."

TRANSACTIONS THROUGH SECURITIES DEALERS. Shares may be purchased and redeemed through securities dealers. Some dealers may place the Shares in an account with their firm. Dealers may place conditions on the purchase of Shares, including:

o     requirement to purchase more than the minimum investment amount;

o     restriction on issuing redemption checks in the customer's name; or

o     limits on purchase of fractional Shares.

FEES. There is no sales or service charge to individual investors by the Fund or by Foreside, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. These fees are usually deducted monthly from the investor's account and on smaller accounts could constitute a substantial portion of the distribution. In some states, banks or other financial institutions may be required by law to register as securities dealers. Securities dealers may charge fees in connection with:

o     same-day investment of client funds;

o     same-day access to client funds;

o advice about the status of accounts, yield currently being paid or income earned to date;

o providing periodic account statements of security and money market positions; or

o     other assistance with inquiries related to a client's investment.

RETIREMENT PLANS. Tax-deferred retirement plans such as individual retirement accounts ("IRAs"), Roth IRAs, Educational IRAs and other qualified plans are permitted to purchase Shares. Anyone considering establishing a retirement plan should consult with an attorney and/or accountant about the terms and tax consequences of the plan.

CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When an individual applies to open an account, the Fund will ask for that person's name, address, date of birth, social security number and other information that will allow it to identify the individual. This information is required and is subject to verification to ensure the identity of all individuals or entities opening an account. The Fund is required by law to reject a new account application if the required identifying information is not provided.

If an account applicant does not supply the required information, the Fund will attempt to contact the applicant or, if applicable, his or her broker. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, the application will be rejected.

When an application is in proper form and includes all required information, it will normally be accepted and the order will be processed at the net asset value next calculated after receipt of the application in proper form. The Fund may reject an application under its Anti-Money Laundering Compliance Program. If an application is accepted, the Fund will then attempt to verify the account applicant's identity using the information he or she has supplied and other information about the applicant that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify each account applicant's identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close the shareholder's account at the net asset value next calculated after the Fund decides to close the account and to remit proceeds to the shareholder via check, but only if the original check clears the bank. If an account is closed in this manner, the shareholder may be subject to a gain or loss on Fund shares and will be subject to any related taxes. Proceeds may or may not be remitted if an account is closed at the request of governmental or law enforcement authorities.

In certain instances, the Fund may be required to collect documents to fulfill its legal obligation to verify an account applicant's identity. Documents provided in connection with an application will be used solely to verify identity, and the Fund shall have no obligation to observe, monitor or enforce the terms of any such document.

                              REDEMPTION OF SHARES

The following information about how to redeem Shares supplements the information in the Prospectus under the heading "Information About Your Account--Selling Shares."

REDEMPTION FEE. Beginning with share purchases made on or after May 31, 2007, the sale of the fund's Investment and Institutional Shares will be subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 30 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

WIRE REDEMPTION PRIVILEGE. The Transfer Agent is authorized by the investor using this privilege to act on wire or telephone redemption instructions from any person whom the Transfer Agent reasonably believes to be the genuine owner of the account. Ordinarily, if the Transfer Agent receives the redemption request in proper form, the Fund will usually initiate payment for the redeemed Shares (less a $20 wire redemption fee) on the next business day after receipt.

Redemption proceeds ($1,000 minimum) are transferred by Federal Reserve wire to the commercial bank account specified on the account application or shareholder services form (or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System). The correspondent bank must immediately notify the investor's bank to avoid a delay in crediting the funds to the investor's bank account.

SIGNATURES. Each shareholder (and each joint account holder) must personally sign a written redemption request. You must provide a signature guarantee if:

o     you are redeeming Shares worth more than $100,000;

o you are requesting that the proceeds check be made out to someone other than the registered owners or be sent to an address other than the record address;

o     the account registration has changed within the last 30 days; or

o you are instructing us to wire the proceeds to a bank account not designated on the account application.

The Transfer Agent will generally accept signature guarantees in proper form from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Signature guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. Pursuant to an election made under Rule 18f-1 of the 1940 Act, the Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. For requests in excess of such amount, the Board of Trustees may make payments in whole or in part in securities or other assets (usually during a time of emergency or when a cash distribution would adversely impact the Fund's liquidity). Any securities distributed would be readily marketable, to the extent available, and would be valued in the same manner as the Fund's investment securities are valued. Brokerage charges may be incurred upon the sale of such securities.

SUSPENSION OF REDEMPTIONS. Redemption rights may be suspended and payment for redeemed Shares may be postponed under the following circumstances:

o during any period when the NYSE is closed (excluding normal weekend and holiday closings);

o     when trading is restricted in the Fund's normal markets;

o during an emergency (as determined by the SEC) in which the Fund cannot reasonably dispose of its investments or determine NAV; or

o during such other periods as the SEC may permit to protect the Fund's shareholders.

                       INVESTMENT OF PORTFOLIO SECURITIES

HOW SECURITIES ARE PURCHASED AND SOLD. Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The prices of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers may reflect the spread between the bid and asked price. Generally, dealers serving as market makers will receive a commission for the execution of trades for the fund and not the spread between the bid and ask price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

BROKER-DEALERS. When selecting a broker or dealer to effect a transaction in the Fund's portfolio securities, Ironwood will generally seek the best combination of net price and execution, and may consider various other factors such as:

o the size and type of the transaction, as well as the timing and difficulty of execution;

o current market conditions, including the nature and character of the markets for the security to be purchased or sold;

o the dealer's trading expertise, stature in the industry, facilities, clearing/execution ability and financial condition;

o the dealer's reliability, as well as execution and financial services rendered on a continuing basis; and

o     transaction charges, as a component of price.

When more than one broker-dealer is suitable, Ironwood may choose a broker-dealer capable of providing supplemental research services to the Fund, and may choose to pay a higher commission to account for the supplemental services. (It is impossible to estimate the frequency with which Ironwood uses such broker-dealers). Such research is intended to supplement Ironwood's normal independent research activities in an effort to avoid additional expense, rather than replace them. Supplemental research services may include:

o     providing advice about the value of securities;

o providing advice about the availability of securities for purchase, or about specific purchasers or sellers of securities;

o furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies and performance of accounts; and

o effecting securities transactions and performing incidental functions such as clearance and settlement.

Research services provided by brokers through which the Fund effects portfolio transactions may be used by Ironwood in servicing all of its accounts. Not all of the services may be used by Ironwood in connection with the Fund. Similarly, Ironwood may service the Fund using research services provided by brokers through which Ironwood effects portfolio transactions for its other accounts.



The Board of Trustees has authorized Ironwood to enter into directed brokerage arrangements on behalf of the Fund. Under this type of arrangement, Ironwood may effect securities transactions for the Fund through a broker or dealer who has agreed to use a negotiated portion of the commissions earned on such transactions to pay bona fide expenses of the Fund. Such expenses may include fees paid directly to the broker or dealer, to an affiliate of the broker or dealer, or to other service providers, for sub-transfer agency, recordkeeping, shareholder services or other bona fide services of the Fund.


The Fund paid $437,353.61, $628,761.23, and $250,977.47 in aggregate commissions for brokerage services rendered during the fiscal years ended December 31, 2005, December 31, 2006, and December 31, 2007, respectively. The increase in commissions for the period ended December 31, 2006 resulted from the sale of certain securities that, in the opinion of the Adviser, had likely reached their expected target valuations, as well as a decision by the Adviser to reduce the number of positions held within the Fund's portfolio.

Through certain directed brokerage arrangements on behalf of the Fund, Ironwood effected securities transactions in the amount of $36,273,656.11, resulting in directed brokerage commissions in the amount of $171,865.96.

The Fund may not pay a broker-dealer for the promotion or sale of Fund shares by directing to the broker-dealer Fund portfolio securities transactions or any compensation from Fund portfolio securities transaction effected through another broker-dealer. From time to time, Ironwood may execute portfolio transactions with broker-dealers who also sell Shares, subject to certain conditions and Rule 12b-1(h) of the 1940 Act. Ironwood has made no commitment to execute any or all portfolio transactions through such broker-dealers.

IDENTICAL SECURITIES. From time to time, it is possible that identical securities may be held by more than one of Ironwood's clients. If Ironwood purchases or sells identical securities for more than one account at the same time, Ironwood may not be able to execute orders as large as it may desire, or buy and sell the securities at an advantageous price. Conversely, Ironwood may be able to obtain more desirable prices by buying or selling in a volume transaction identical securities held by more than one of its client accounts. When Ironwood purchases or sells identical securities for more than one of its accounts, Ironwood will allocate the transaction in such security between the Fund and all such client accounts in a manner Ironwood deems equitable, taking into account the size of each account and the amount being purchased or sold.

PORTFOLIO HOLDINGS. A list of the Fund's ten largest portfolio holdings may be disclosed to the public on a quarterly basis on the Fund's website, www.ironwoodfunds.com, fifteen days after the quarter-end. Such portfolio holdings may also be released no earlier than fifteen days after the quarter end on a Fund Fact Sheet. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days of the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders a copy of the Fund's latest Form N-Q, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI.

The Fund's nonpublic portfolio holdings information is shared with certain service providers to enable them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's investment adviser, Ironwood, which manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's administrator, its custodian, its distributor and its fund accountant, as well as proxy voting services, mailing services and financial printers, may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees, officers and legal counsel to the Fund and to the Independent Trustees may receive such information on an as needed basis. The Fund's independent accountants receive such information at least annually. Mailing services (currently ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Fund's principal executive officer, its principal financial officer, and such other persons as the Board may designate from time to time, may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund from any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Fund, the Adviser and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, other similar policies, or by virtue of their respective duties to the Fund, that address conflicts of interest arising from the misuse of such information.

The Fund's Chief Compliance Officer ("CCO") monitors the Fund's compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding Fund portfolio holdings prior to public dissemination. With exception of those service providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to the Fund, the CCO also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board's determination that portfolio holdings disclosure to service providers prior to public dissemination is in the best interests of Fund shareholders, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that CCO may deem appropriate. Any conflict identified between the interests of shareholders and those of the Adviser, the distributor, and any affiliated person of the Fund, the Adviser and the distributor, that are not resolved under the Codes and that may arise as a result of the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

                                      TAXES

QUALIFICATION. The Fund intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Fund generally will not be required to pay federal income tax on income and gains that it distributes to shareholders if it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) for the taxable year, and if the Fund meets these requirements:

(1) SOURCE OF INCOME. The Fund must derive at least 90% of its annual gross income from dividends, interest, payments on loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, income from certain publicly traded partnerships, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test").

(2) DIVERSIFICATION. The Fund must also satisfy certain quarterly diversification requirements, including:

(i) limiting the Fund's investment composition so that at least 50% of the Fund's total assets consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities;

(ii)limiting other securities in (i) above, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and 10% of the issuer's outstanding voting securities; and

(iii)limiting the value of the Fund's total assets that can be invested in a single issuer (other than U.S. Government securities or securities of other regulated investment companies or two or more issuers (other than the securities of other regulated investment companies that the Fund controls and that are engaged in similar businesses, or in certain publicly traded partnerships, to 25%.

If for any taxable year the Fund fails to qualify as a regulated investment company, all of its taxable income will be subject to federal income taxation at regular corporate rates (with no deduction for distributions to shareholders). In such event, Fund distributions would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION. The Fund must also make a "required distribution," consisting of:

(i) 98% of the Fund's ordinary income earned during the calendar year;

(ii) 98% of capital gain net income for the one-year period ending October 31 (or December 31 if an election is made).

The required distribution also includes 100% of any undistributed amount from prior years. A 4% excise tax will be imposed on the excess, if any, of the Fund's required distribution over the amount distributed within the calendar year. Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

DIVIDENDS. Dividends from investment company taxable income may be taxed to the shareholders as ordinary income, qualified dividend income, or long-term capital gain:

(i) ORDINARY INCOME: dividends from net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, whether received in cash or reinvested in additional Shares.

(ii) QUALIFIED DIVIDEND INCOME: Some of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

(iii)LONG-TERM CAPITAL GAIN: properly designated dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional Shares (without regard to the length of time Shares of the Fund have been held).

Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction if the corporate shareholder satisfied certain holding period requirements. The alternative minimum tax applicable to corporations may, however, reduce the value of the dividends received deduction. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

FOREIGN INVESTMENTS. Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the electing Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments, if any, in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

ORIGINAL ISSUE DISCOUNT. If the Fund invests in certain pay-in-kind securities ("PIKs"), zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

In addition, if the Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligations may be eligible for the deduction for dividends received by corporations.

MARKET DISCOUNT. Unless the Fund elects to include the market discount in income as it accrues (on a constant interest basis), gain recognized on the disposition of, and any partial payment of principal on, a debt security acquired in the secondary market and having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the accrued market discount. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred.

APPRECIATION. At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on these Shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such Shares and the distributions economically represent a return of a portion of the investment.

REDEMPTIONS. Upon a redemption or sale of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption or sale will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

DERIVATIVES. Unless certain constructive sale rules (discussed more fully below) apply, the Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, the Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions may, however, be treated as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully below. Similarly, if the Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

The Fund may purchase and sell (write) listed and over-the-counter put and call options on individual debt and equity securities and indices (both narrow- and broad-based), and national securities exchange-trade put and call options on currencies. The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

In the case of Fund transactions involving certain futures and forward contracts and listed options on debt securities, currencies and certain futures contracts and broad-based stock indices, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as sixty percent long-term and forty percent short-term capital gain or loss, although foreign currency gains and losses (as discussed above) arising from certain of these positions may be treated as ordinary income and loss. In addition, the Fund generally will be required to mark to market (i.e.: treat as sold for fair market value) each such position which it holds at the close of each taxable year.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.

Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear.

The Fund may make one or more of the elections available under the Code, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Notwithstanding any of the foregoing, the Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the thirtieth day after the close of the taxable year, if certain conditions are met.

QUALIFIED PLANS. Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

BACKUP WITHHOLDING. The Fund is required to withhold Federal income tax at the applicable Federal back-up withholding rate on reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income.

STATE TAX. If, as anticipated, the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes.


The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (U.S. citizens, residents or U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. Shareholders may also be subject to state, local or foreign tax consequences. This description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% nonresident alien U.S. withholding tax (or nonresident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to backup withholding at the applicable Federal rate on certain payments from the Fund. Under a temporary provision that was scheduled to expire, for Fund taxable years beginning on or after January 1, 2008 (but may possibly be extended temporarily), (i) a portion of Fund distributions received by a non-U.S. investor may, however, be exempt from U.S. withholding tax to the extent attributable to U.S. source interest income and capital gains and (ii) U.S. estate taxes may not apply to that portion of Fund shares held by a non-U.S. investor that is attributable to Fund assets consisting of certain debt obligations or other property treated as not within the United States for U.S. estate tax purposes. If the provision is not extended, U.S. withholding and estate taxes will apply. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


                              DESCRIPTION OF SHARES

SERIES OF SHARES. The Board of Trustees may authorize the issuance of an unlimited number of full and fractional Shares of beneficial interest, which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of only one series. However, the Trustees may establish additional series of shares, and may divide or combine the shares into a greater or lesser number of shares (without changing the proportionate beneficial interests in the Trust).

CLASSES OF SHARES. The Trustees may classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of two classes of Shares designated as Investment Shares and Institutional

Shares. Each Share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Trust, shareholders of each class of a series are entitled to share pro rata in the net assets allocable to such available for distribution to shareholders. The Trust may create and issue additional classes of shares.

VOTING OF SHARES. Any matter required by federal or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of the Trust must be approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. A class or series will be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. The selection of independent public accountants, the approval of principal distribution contracts and the election of trustees are exempted.

ANNUAL SHAREHOLDER MEETINGS. The Trust is not required and does not intend to hold annual meetings of shareholders. If the Trust holds a meeting, each share of the Trust will be entitled, as determined by the Trustees, to either one vote for each Share or to one vote for each dollar of net asset value represented by such Shares on all matters presented to shareholders including the elections of Trustees ("dollar based voting"). However, to the extent required by law or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Shareholder meetings may be called by the Trustees, certain officers of the Trust or upon the written request of holders of 10% or more of the Shares entitled to vote at such meetings. Shareholders have the right to vote only on those matters specified in the Declaration of Trust and such other matters as the Trustees may determine or as may be required by law.

TERMINATION OF TRUST. The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust:

(i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or

(ii)by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders.

MERGER OR CONSOLIDATION. The Declaration of Trust authorizes the Trustees, with shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company.

AMENDMENT OF TRUST. The Trustees may amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment:

(i) that would adversely affect the voting rights of shareholders;

(ii)that is required by law to be approved by shareholders;

(iii)that would amend the amendment procedure of the Declaration of Trust; or

(iv)that the Trustees determine to submit to shareholders.

                        SHAREHOLDER AND TRUSTEE LIABILITY

LIABILITY AND INDEMNIFICATION OF SHAREHOLDERS. The Trust will indemnify each shareholder out of Trust property and hold each shareholder harmless from and against all claims and liabilities, to which a shareholder may become subject by reason of his being or having been a shareholder. The Trust will reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. If the Trust consists of more than one Series, recovery of losses and related expenses by shareholders who are faced with claims or liabilities solely by reason of their status as shareholders of that Series may not exceed the assets of that Series. The Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any resulting judgment.

LIABILITY AND INDEMNIFICATION OF TRUSTEES. The Declaration of Trust authorizes the Trust to indemnify each of its Trustees, officers, agents and employees against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee, officer, agent or employee, directly or indirectly, by reason of being or having been a Trustee, officer, agent or employee of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee, officer, agent or employee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, unlawful conduct or reckless disregard of such person's duties.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with the fund property or the acts, obligations or affairs of the fund. The Declaration of Trust also provides for indemnification out of the fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations.

                        DETERMINATION OF NET ASSET VALUE

Shares of the Fund are sold on a continuous basis at the NAV per share next determined upon receipt by the Transfer Agent of an order in proper form. NAV per share of each class of shares of the Fund is determined by dividing the value of its assets, less liabilities attributable to that class, by the number of Shares of that class outstanding. The NAV is computed once daily, on each day the NYSE is open, as of the close of regular trading on the NYSE.

Calculation of the Fund's NAV is governed by certain policies and limitations:

(1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange (or on the primary exchange therefore, if such securities are listed on more than one exchange) or quotation service prior to the time assets are valued. If there were no sales that day and for securities traded on the other over-the-counter markets, the security is valued at the mean between the most recently quoted bid and asked prices;

(2) when market quotations are not readily available, including circumstances under which it is determined by Ironwood that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees;

(3) the value of short-term debt securities which mature at a date less than sixty days subsequent to the valuation date will be determined on an amortized cost basis; and

(4) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Board of Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

The Fund does not accept purchase and redemption orders on days the NYSE is closed. The NYSE is currently scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                               INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. From time to time, the Fund may cite certain performance rankings in its advertisements or reports to shareholders for the purpose of illustrating or comparing its past performance with that of other mutual funds. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," and "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), recognized unmanaged indexes of broad based common stocks.

Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac,

Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the Fund.

The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) the need to evaluate financial assets and obligations to determine how much to invest; (b) the need to analyze the objectives of various investments to determine where to invest; and (c) the need to analyze the time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

One of the primary methods used to measure the performance of a class of the Fund is "total return." Total return will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

                             PROXY VOTING PROCEDURES

Copies of proxy voting procedures are included in Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 472-6114, (2) on the Fund's website at http://www.ironwoodfunds.com and (3) on the SEC's website at http://www.sec.gov.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC which covers the Shares offered hereby. The Registration Statement, including exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Statements made within this SAI or the Prospectus with respect to any contract or other document are not necessarily complete. You should refer to the complete copy of such contract or other documents attached as an exhibit to the Trust's Registration Statement.

                                     EXPERTS


Grant Thornton LLP, 226 Causeway Street, 6th Floor, Boston, MA 02114 independent registered public accounting firm, audited the Financial Statements, which are incorporated herein by reference, as of and for the fiscal year ending December 31, 2007, 2006 and 2005. The Trust has incorporated such report in reliance on the authority of as experts in accounting and auditing.

                                   APPENDIX A
                        IRONWOOD CAPITAL MANAGEMENT, LLC
                      PROXY VOTING POLICIES AND PROCEDURES
                                  July 1, 2003

The following are the policies and procedures adopted and implemented by Ironwood Capital Management, LLC (the "Adviser") for voting proxies with respect to portfolio securities held by the Adviser on behalf of its clients, including the ICM Series Trust (the "Trust") and its shareholders (collectively, "clients"). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the clients, in accordance with the Adviser's fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). The Adviser considers the "best interests" of its clients to mean their best long-term economic interests.


GENERAL STATEMENT OF POLICIES AND PROCEDURES. The adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of its clients. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the adviser's performance of its duties, as set forth in the Advisory Agreement with the trust. the policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Adviser's clients.


RESPONSIBILITY AND OVERSIGHT. A proxy committee (the "Proxy Committee") is hereby designated and shall be responsible for administering and overseeing the proxy voting process, and shall revise and update these policies and procedures as new issues arise. The Proxy Committee shall consist of the Chief Investment Officer of the adviser and the treasurer of the adviser.

PROXY VOTING PROCEDURES.

LOGISTICS. The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

o     the name of the issuer;

o     the exchange ticker symbol, if available;

o     the CUSIP number, if available;

o     the shareholder meeting date;

o     a brief identification of the matter voted on;

o     whether the matter was proposed by the issuer or a security holder;

o     whether the Adviser cast its vote on the matter;

o how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

o     whether the Adviser cast its vote for or against management.

SUBSTANTIVE VOTING DECISIONS. The Adviser's substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser's standard considerations when determining how to vote such proxies.

ROUTINE MATTERS/CORPORATE ADMINISTRATIVE ITEMS. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

POTENTIAL FOR MAJOR ECONOMIC IMPACT. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

CORPORATE GOVERNANCE. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

SPECIAL INTEREST ISSUES. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

LIMITATIONS ON DIRECTOR TENURE AND RETIREMENT. The Adviser considers: (i) a reasonable retirement age for directors, E.G. 70 or 72; (ii) the introduction of new perspectives on the board; (iii) the importance of maintaining a staggered board; and (iv) the arbitrary nature of age limitations and the possibility of detracting from the board's stability and continuity.

DIRECTORS' MINIMUM STOCK OWNERSHIP. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O INDEMNIFICATION AND LIABILITY PROTECTION. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases when a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

DIRECTOR NOMINATIONS IN CONTESTED ELECTIONS. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management's track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

CUMULATIVE VOTING. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

CLASSIFIED BOARDS. The Adviser considers: (i) access to board members; and (ii) guarding against unwanted takeovers.

POISON PILLS. The Adviser considers: (i) the Adviser's position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

FAIR PRICE PROVISIONS. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

EQUAL ACCESS. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

CHARITABLE CONTRIBUTIONS. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer's resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

STOCK AUTHORIZATIONS. The Adviser considers: (i) the need for the increase;
(ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

OPTION PLANS. The Adviser considers: (i) whether the plan is top-heavy in its favoring of senior executives; (ii) whether the plan permits large or disproportionate awards; and (iii) if the plan includes the cancellation and reissuance of options, whether the reissuance unduly favors option holders.

PREFERRED STOCK. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

DIRECTOR COMPENSATION. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

OFFICER COMPENSATION. The Adviser considers the general level of compensation including salary and bonus history: (i) whether officer shares are at the same market risk as those of the shareholders; (ii) the quality of performance of the officers; and (iii) the ability to retain top performing officers.

GOLDEN AND TIN PARACHUTES. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

LIMITATIONS. The Adviser may abstain from voting a proxy if it concludes that the effect on clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

CONFLICTS OF INTEREST. Situations may exist where conflicts of interest in proxy voting matters arise between clients and the Adviser which cannot be fully addressed by the process outlined above. Such situations may include circumstances where the Adviser, or a member of the Adviser's senior management, any portfolio manager or portfolio analyst, knowingly does business with a particular proxy issuer or closely affiliated entity which may appear to create a material conflict between the interests of the Adviser and the interests of its clients in how proxies of that issuer are voted.

In such situations, the Proxy Committee will meet to assess the conflict, and to give a ruling on a preferred course of action. If the Proxy Committee determines that the conflict does not involve the members of the Proxy Committee, the Proxy Committee will vote the proxy in the best interests of the Adviser's clients and may take into account the voting recommendations of the analyst responsible for oversight of the company which is the subject of the proxy. If the Proxy Committee determines that one or all of its members has a conflict, then the Proxy Committee will pursue one of the following alternatives:

(i) the Proxy Committee may convene an ad-hoc committee (the "Ad-hoc Committee") consisting of at least three individuals who shall be deemed free of conflicts by the Proxy Committee, and any member of the Proxy Committee who is deemed to be free of conflicts. Candidates available for membership on the Ad-hoc Committee are listed on Exhibit A hereto. The Ad-hoc Committee will be charged with voting the proxy in the best interests of the Adviser's clients and may take into account the voting recommendations of the analyst responsible for oversight of the company which is the subject of the proxy; or

(ii)the Proxy Committee may engage an independent third party service provider to assist in voting proxies and cause the proxies to be voted in accordance with the recommendations of the third party.

DISCLOSURE.

The following disclosure shall be provided in connection with these policies and procedures:

The Adviser shall provide a description or a copy of these policies and procedures to the Board of Trustees of the Trust annually and upon request.

The Adviser shall make available to the Trust its proxy voting records, for inclusion on the Trust's Form N-PX.

The Adviser shall cause the Trust to include the proxy voting policies and procedures in the Trust's annual registration statement.

The Adviser shall cause the Trust's shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Trust's website, (if the Trust chooses); and (iii) on the SEC's website.

The Adviser shall cause the Trust's annual and semi-annual reports to include a statement that information is available regarding how the Trust voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Trust's website, or both; and (ii) on the SEC's website.

With respect to clients other than the Trust, the Adviser shall provide a description of these policies and procedures and, upon request, shall furnish a copy of the policies and procedures to the requesting client. Additionally, the Adviser shall disclose to its clients how they may obtain information about how the Adviser voted with respect to the client's securities.

RECORDKEEPING. The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser's decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser's written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of the Adviser.

                                     PART C.
--------------------------------------------------------------------------------
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   ARTICLES OF INCORPORATION


(1) Form of Amended and Restated Declaration of Trust of the Registrant dated May 1, 2006 (Exhibit incorporated by reference as filed as Exhibit (a)(1) in Post-Effective Amendment No. 13 to its registration statement via EDGAR on May 1, 2006, accession number 0001193125-06-095361).


(2) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, $0.001 Par Value Per Share (Exhibit incorporated by reference as filed as Exhibit (a)(2) in Post-Effective Amendment No. 4 to its registration statement via EDGAR on April 30, 2001, accession number 0000909012-01-500039).

(b)   BY-LAWS


(1) Form of Amended and Restated By-Laws of the Registrant dated May 1, 2006 (Exhibit incorporated by reference as filed as Exhibit (b)(1) in Post-Effective Amendment No. 13 to its registration statement via EDGAR on May 1, 2006, accession number 0001193125-06-095361).


(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS

      Not applicable.

(d)   INVESTMENT ADVISORY CONTRACTS


      Investment Advisory Agreement between the Registrant and Ironwood Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(1) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number
      0001193125-07-096180).


(e)   UNDERWRITING CONTRACTS


(1) Distribution Agreement between the Registrant and Foreside Fund Services, LLC dated January 1, 2002, as amended February 22, 2007 (Exhibit incorporated by reference as filed as Exhibit (e)(1) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).

(2) Form of Mutual Fund Sales and Service Agreement between Foreside Fund Services, LLC and Participating Broker-Dealers (Exhibit incorporated by reference as filed as Exhibit (e)(2) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).

(3) Form of Dealer Agreement between Registrant and Foreside Fund Services, LLC is filed herewith as Exhibit (e)(3).


(f)   BONUS OR PROFIT SHARING CONTRACTS

      Not applicable.

(g)   CUSTODIAN AGREEMENTS

      Custody Agreement between the Registrant and The Fifth Third Bank (Exhibit incorporated by reference as filed as Exhibit (8) with Registrant's Pre-Effective Amendment No. 1 to its registration statement via EDGAR on February 20, 1998, accession number 0000950135-98-001117).

(H)   OTHER MATERIAL CONTRACTS



(1) Services Agreement between Ironwood Funds and Citigroup Fund Services, LLC dated August 24, 2006, as amended and restated on August 23, 2007 is filed herewith as Exhibit (h) (1).


(2) Compliance Services Agreement between the Registrant and Foreside Compliance Services, LLC dated September 16, 2004 as amended February 22, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).

(3) Investment Advisory Fee Escrow Agreement dated January 24, 2006 between the Registrant, Ironwood Capital Management, LLC and Fifth Third Bank (Exhibit incorporated by reference as filed as Exhibit (h)(7) with Registrant's Post Effective Amendment No 13 to its registration statement via EDGAR on May 1, 2006, accession number 0001193125-06-095361).


(4) PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC dated as of May 24, 2007 is filed herewith as Exhibit (h) (4).

(I)   LEGAL OPINION


      Opinion and Consent of Counsel is filed herewith as Exhibit (i).


(j)   OTHER OPINIONS


      Consent of Independent Registered Public Account Firm is filed herewith as Exhibit (j).


(k)   OMITTED FINANCIAL STATEMENTS

      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS

      Form of Initial Capital Purchase Agreement (Exhibit incorporated by reference as filed as Exhibit (13) with Registrant's Pre-Effective Amendment No. 1 to its registration statement via EDGAR on February 20, 1998, accession number 0000950135-98-001117).

(M)   RULE 12B-1 PLAN


      Distribution Plan for Investment Class Shares as amended dated February 22, 2007 (Exhibit incorporated by reference as filed as Exhibit (m) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).


(N)   RULE 18F-3 PLAN

      Multi-Class (Rule 18f-3) Plan (Exhibit incorporated by reference as filed as Exhibit (18) with Registrant's Pre-Effective Amendment No. 1 to its registration statement via EDGAR on February 20, 1998, accession number 0000950135-98-001117).

(o)   NOT APPLICABLE

(p)   CODE OF ETHICS


(1) Ironwood Series Trust Code of Ethics, effective February 8, 2000, as amended and restated February 22, 2007 (Exhibit incorporated by reference as filed as Exhibit (p)(1) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).

(2) Ironwood Investment Management, LLC Code of Ethics, effective February 26, 2002, as amended and restated February 22, 2007 (Exhibit incorporated by reference as filed as Exhibit (p)(2) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).

(3) Foreside Fund Services, LLC Code of Ethics, as amended January 17, 2000, as further amended December 1, 2002, as further amended October 1, 2004, as further amended July 1, 2005 (Exhibit incorporated by reference as filed as Exhibit (p)(3) in Post-Effective Amendment No. 14 to its registration statement via EDGAR on April 30, 2007, accession number 0001193125-07-096180).(3)

(4) Citi Fund Services Ohio Inc. Code of Ethics, effective January 1, 2008, as amended March 1, 2008 is filed herewith as Exhibit (p)(4).


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25.  INDEMNIFICATION


     Reference is made to Article V of Registrant's Declaration of Trust filed as Exhibit (a)(1) in Post-Effective Amendment No. 13 to its registration statement via EDGAR on May 1, 2006, accession number 0001193125-06-095361.


     In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by Trustees, officers of controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

             NAME                IRONWOOD INVESTMENT MANAGEMENT, LLC TITLE  OTHER BUSINESS CONNECTION
................................. .......................................... .......................................

      Warren J. Isabelle            Director, Chief Investment Officer      None
................................. .......................................... .......................................
        Donald Collins                   Senior Portfolio Manager           None
................................. .......................................... .......................................

................................. .......................................... .......................................
      Trudance L.C. Bakke                        Treasurer                  None

................................. .......................................... .......................................
         Mark E. Bloom               Director, Chief Operating Officer      President and Chief Operating
                                                                            Officer, MB Investment Partners,
                                                                            Inc.; Registered Series 7 & 24,
                                                                            Wallace Securities Corp.
................................. .......................................... .......................................
      Robert B. Machinist            Director, Chief Executive Officer      Managing Partner, M Capital, LLC;
                                                                            Chairman and Chief Executive Officer,
                                                                            MB Investment Partners, Inc.
................................. .......................................... .......................................
        Lester Pollack                           Director                   Chairman, Centre Partners (private
                                                                            investment firm).
................................. .......................................... .......................................
       William M. Tomai                          Director                   Chief Financial Officer, Centre
                                                                            Partners (private investment firm).
................................. .......................................... .......................................
     P. Benjamin Grosscup                        Director                   Portfolio Manager, MB Investment
                                                                            Partners, Inc.
................................. .......................................... .......................................
        Thomas N. Barr                           Director                   Portfolio Manager, MB Investment
                                                                            Partners, Inc.
................................ .......................................... .......................................
        Christine Munn                           Director                   Portfolio Manager, MB Investment
                                                                            Partners, Inc.
................................. .......................................... .......................................

For more information relating to the Investment Adviser's personnel, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Ironwood Investment Management, LLC, SEC File No. 801-55081.

ITEM 27.      PRINCIPAL UNDERWRITERS.

      (a) Foreside Fund Services, LLC, Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

            1) American Beacon Funds
            2) American Beacon Mileage Funds
            3) American Beacon Select Funds
            4) Henderson Global Funds
            5) Ironwood Series Trust
            6) Bridgeway Funds, Inc.
            7) Monarch Funds
            8) Century Capital Management Trust
            9) Sound Shore Fund, Inc.
            10) Forum Funds
            11) Hirtle Callahan Trust
            12) Central Park Group Multi-Event Fund
            13) The CNL Funds
            14) PMC Funds, Series of the Trust for Professional Managers
            15) SPA ETF Trust
            16) FocusShares Trust
            17) The Japan Fund, Inc.
            18) Wintergreen Fund, Inc.
            19) RevenueShares ETF Trust
            20) NETS Trust


      (b) The following officers of Foreside Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

                                                                   Position with
Name                           Position with Underwriter           Registrant
--------------------------------------------------------------------------------
Mark S. Redman                 President                           None
Richard J. Berthy              Vice President and Treasurer        None

Nanette K. Chern               Chief Compliance Officer,           AMLCO
----------------               --------------------------          -----
                               Secretary and Vice President
Mark A. Fairbanks              Deputy Chief Compliance Officer,    None
                               Vice President and Assistant
                               Secretary


         ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.


         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, 3 Canal Plaza, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of Registrant's custodian, Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45262. The records required to be maintained under Rule 31a-1(b)(5),
         (6) and (9) are maintained at the offices of the Registrant's adviser, Ironwood Investment Management, LLC, 21 Custom House Street, #240, Boston, Massachusetts 02110.


         ITEM 29.  MANAGEMENT SERVICES.

              Not Applicable

         ITEM 30.  UNDERTAKINGS.

              None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on April 29, 2008.


                                                 IRONWOOD SERIES TRUST


                                                 By: /s/ Warren J. Isabelle
                                                   ---------------------------

                                                 Warren J. Isabelle, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-1A has been signed below by the following persons on April 29, 2008.


 (a)      Principal Executive Officer

         /s/ Warren J. Isabelle
         ----------------------
         Warren J. Isabelle
         President and Chairman

(b)      Principal Financial Officer


         /s/ Trudance L.C. Bakke
         -----------------------
         Trudance L.C. Bakke
         Treasurer


(c)      Trustees

         John A Fiffy, Trustee*
         Donald Nelson, Trustee*
         Thomas R. Venables, Trustee*


         By: /s/ Warren J. Isabelle
         Warren J. Isabelle
         Attorney in fact*

* Pursuant to Powers of Attorney incorporated by reference as filed in Post-Effective Amendment No. 4 via EDGAR on April 30, 2001, accession number 0000909012-01-500039); and Other Exhibits (B) with Registrant's Post-Effective Amendment No. 10 to its registration statement via EDGAR on April 29, 2005, accession number 0001275125-05-000222).

                               Exhibit Index
     Exhibit                   Document

      e(3)          Form of Dealer Agreement

      h(1) Services Agreement between Ironwood Funds and Citigroup Fund Services, LLC

      h(4)          PFO/Treasurer Services Agreement

       (i)          Opinion and Consent of Dechert LLP

       (j)          Consent of Independent Registered Public Account Firm

      p(4)          Citi Fund Services Ohio Inc. Code of Ethics